                        [AMERISTAR MUTUAL FUNDS LOGO]


                               AMERISTAR PRIME
                            MONEY MARKET PORTFOLIO

                           AMERISTAR U.S. TREASURY
                            MONEY MARKET PORTFOLIO

                              AMERISTAR CAPITAL
                               GROWTH PORTFOLIO

                              AMERISTAR DIVIDEND
                               GROWTH PORTFOLIO



                              SEMI-ANNUAL REPORT



                                AMERISTAR CORE
                               INCOME PORTFOLIO

                              AMERISTAR LIMITED
                          DURATION INCOME PORTFOLIO

                          AMERISTAR LIMITED DURATION
                          U.S. GOVERNMENT PORTFOLIO

                           AMERISTAR TENNESSEE TAX
                            EXEMPT BOND PORTFOLIO

                          AMERISTAR LIMITED DURATION
                         TENNESSEE TAX FREE PORTFOLIO


                                JUNE 30, 1997

         The AmeriStar Funds provide shareholders with a variety of features to make investing in the Portfolios easy, convenient and manageable.

             ------------------------------------------------------------------------------------------
             AMERISTAR FUND FEATURES   AMERISTAR FUND BENEFITS
             ------------------------------------------------------------------------------------------
             PROFESSIONAL INVESTMENT       The investment managers at First American National Bank are
             MANAGEMENT                    experienced investment professionals who oversee the
                                           investments in each mutual fund.
             ------------------------------------------------------------------------------------------
             LOW MINIMUM INVESTMENT        Initial investments in the Portfolios can be as low as
                                           $1,000.
             ------------------------------------------------------------------------------------------
             DEDICATED CUSTOMER            Account information is available from helpful
             SERVICE                       representatives. Just call 1-800-852-0045.
             ------------------------------------------------------------------------------------------
             AUTOMATIC INVESTMENTS         Investments can be made once or twice a month with automatic transfers from your checking account to your Portfolio
                                           account.
             ------------------------------------------------------------------------------------------
             DOLLAR COST AVERAGING         Dollar Cost Averaging is a means of investing by which you invest a fixed dollar amount on a consistent basis. You
                                           invest whether the financial markets are high or low. As a result, you buy more shares when prices are low and fewer
                                           when prices are high. In this way, you can achieve a lower average cost per share.*
             ------------------------------------------------------------------------------------------
             AUTOMATIC WITHDRAWALS         Automatic withdrawals from your Portfolio account can be
                                           made and credited to any account you designate.
             ------------------------------------------------------------------------------------------
             FREE EXCHANGE PRIVILEGES      Shares of a Portfolio can be exchanged into shares of other
                                           AmeriStar Portfolios at no cost.**
             ------------------------------------------------------------------------------------------
             REGULAR, INFORMATIVE          You will receive account statements after each transaction,
             STATEMENTS AND REPORTS        plus regular financial reports highlighting performance and investment strategies.
             ------------------------------------------------------------------------------------------
             DIVIDEND REINVESTMENT         Dividend income and capital gains can be reinvested
                                           automatically in additional shares of a Portfolio.
             ------------------------------------------------------------------------------------------
             DAILY REDEMPTIONS             Shares are redeemable each business day (at the net asset
                                           value per share, which may be worth more or less than your original cost, next determined after receipt of your
                                           redemption request) by mail, telephone or bank wire.

             * Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.
             ** Exchange privileges may be modified or discontinued by the Portfolios at any time. Upon redemption, shares may be worth more or less than their original cost.

             HELPING PEOPLE PLAN FOR A BRIGHTER FUTURE.(SM)

       FUND FACTS

                          [AMERISTAR MUTUAL FUNDS LOGO]

                                 AMERISTAR PRIME
                             MONEY MARKET PORTFOLIO

                             AMERISTAR U.S. TREASURY
                             MONEY MARKET PORTFOLIO

                                AMERISTAR CAPITAL
                                GROWTH PORTFOLIO

                               AMERISTAR DIVIDEND
                                GROWTH PORTFOLIO

                                  ANNUAL REPORT

                                 AMERISTAR CORE
                                INCOME PORTFOLIO

                                AMERISTAR LIMITED
                           DURATION INCOME PORTFOLIO

                           AMERISTAR LIMITED DURATION
                            U.S. GOVERNMENT PORTFOLIO

                             AMERISTAR TENNESSEE TAX
                              EXEMPT BOND PORTFOLIO

                           AMERISTAR LIMITED DURATION
                           TENNESSEE TAX FREE PORTFOLIO



                                DECEMBER 31, 1997

LETTER FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

To Our Shareholders:

I am pleased to send you the AmeriStar Mutual Funds' annual report for the 12 months ended December 31, 1997, a period that was kind to investors in both the equity and fixed-income markets. The year 1997 also saw the introduction of three new AmeriStar funds: the Dividend Growth Portfolio, the Limited Duration U.S. Government Portfolio and the Limited Duration Tennessee Tax Free Portfolio.

NEW HEIGHTS FOR STOCKS; SOLID RETURNS FOR BONDS

Defying the dire warnings of many pundits and shrugging off often-vicious bouts of volatility, the stock market finished substantially higher for the third straight year. In fact, when the Dow Jones Industrial Average ended 1997 with a gain of more than 22%, a historic milestone was achieved: For the first time since the Dow was established in 1896, the blue-chip average rose more than 20% for three consecutive years. Long-time investors will be even more heartened to learn that the 300% gain stocks had since 1987 (again, as measured by the Dow) represented the best ten-year gain of the market ever. Other market benchmarks, such as the S&P 500 and Nasdaq, posted impressive gains, as well.

Shareholders in fixed-income funds also had reason to cheer, as interest rates fell during the course of the year--the yield on the 30-year U.S. Treasury bond dipped 72 basis points (0.72%)--boosting total returns for investors. Even better, with the rate of inflation holding at a benign 1.7% at year's end, bond investors enjoyed "real returns" (total return minus inflation) that were positive by historical standards.

WHAT DROVE THE MARKETS?

Four essential factors were responsible for propelling stock and bond prices higher: Along with declining interest rates and virtually negligible inflation, other heroes were strong economic growth and higher productivity. If anything, it was the influence and power of productivity that helped drive the current economic expansion through its seventh year. Although unemployment was low--in fact, one could argue that by most standards, this country's workforce was virtually fully employed--and wages continued to rise, inflation was dampened by the productivity gains of the American worker.

This is an essential point that the markets have come to understand and appreciate: If wages go up 4%, such a rise can ignite inflationary pressures. But if we see an equivalent increase in productivity, as measured by the year-to-year gains in the amount of goods produced by a worker in a single hour or work week, inflation becomes less of a concern.

CAN IT HAPPEN AGAIN?

What are the prospects for continued strength in stocks and bonds? This is the million-dollar question, one that bedevils professional money managers and individual investors alike. A year ago, many stock market experts warned that after two years of sterling performance (the Dow rose 33% in 1995 and 26% in 1996), investors should be prepared for average, or even below-average, returns in 1997. Then, despite some tense moments, the Dow raced to a high of 8259 in early August, though it gave up some ground in the fourth quarter.

Who is to say it won't happen again? Not I. Here at AmeriStar, we think of ourselves as dedicated stock pickers, not momentum-driven market timers.

At the same time, we believe a note of caution is appropriate. From a historical perspective, stocks provide excellent returns on a long-term basis, but they simply do not go up sharply every year. They certainly cannot be expected to deliver 20%-plus returns year after year, without pause. As we enter 1998, we see some positive trends in the economy--the old refrain of low inflation, low interest rates and solid economic growth stills sounds good to us--yet it is hard to feel wildly bullish on stocks. The chief cause for our concern? In a word: Asia.

By now, you have certainly become aware that many of the economies in the Far East find themselves in desperate straits. Thailand, Indonesia, South Korea, even Japan--the world's second-largest economy--are struggling against a tidal wave of economic stagnation, devalued currencies, countless bankruptcies and plummeting stock market values. At this point, we do not believe that all the news is in, nor are we confident that the full extent of the fallout from Asia has been discounted by our markets. At the very least, the earnings of American companies dependent on exports for a significant portion of their income will be depressed in 1998.

The other side is that the cost of imported goods should continue to fall. Lower costs can lead to lower, or at least steady, prices for goods and services in this country, which could help keep inflation in check for another year. Moreover, with continued low inflation, the Federal Reserve Board may very well decide not to raise interest rates. All of which works to produce an environment in which bonds might flourish and stocks could beat off the threat posed by sluggish earnings growth.

WHAT SHOULD YOU DO?

Admittedly, what we have here is a complicated mixture of competing and complementary crosscurrents, but the world's markets are never easy to predict. Still, as an investor, you have to make decisions to ensure your short- and long-term financial well-being.

With this in mind, my colleagues and I offer the following suggestion: We encourage you to take the time to reexamine your investment goals, review your portfolio and, if you're satisfied with your present investment strategy, simply remain patient and calm. If your personal circumstances have changed over the last year, feel free to talk with your investment representative.

In either case, remember that it is best to take a long-term view on the equity and fixed-income markets, and on the funds in which you have invested your money. The year just past was an unusually volatile period for both stocks and bonds, and we expect more volatility in the months ahead. However, with volatility, comes opportunity, and the portfolio managers in the fund family remain focused on finding good investments for you, the shareholders, wherever they may lie.

We thank you for your continued trust and support.

Sincerely,

/s/ Frederick S. Crown Jr.
Frederick S. Crown Jr., CFA
Chief Investment Officer

                                                                                                         DONALD F. TURK, CFA
                        JACQUELINE R. LUNSFORD, CFA                                                      Portfolio Manager
                        Portfolio Manager                                                                U.S. Treasury Money
[Lunsford Photo]        Prime Money Market Portfolio                             [Turk Photo]            Market Portfolio

 INVESTMENT GOAL
 The AmeriStar Money Market Portfolios seek to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.* Each Portfolio seeks its objective by investing in:
 PRIME MONEY MARKET PORTFOLIO -- A broad range of U.S. Government, bank and corporate short-term, money-market obligations.
 U.S. TREASURY MONEY MARKET PORTFOLIO -- U.S. Treasury securities, other obligations that are guaranteed as to principal and interest by the U.S. Government and related repurchase agreements.*

Q. WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?*

A. Interest-rate movements, in and of themselves, were not a significant factor this past year; the Federal Reserve Board (the Fed) changed rates just once, raising them 25 basis points (0.25%) in March. Although fluctuations in economic indicators and the resulting perception of impending rate changes did have some impact on market prices from time to time, for most of the year short-term rates traded in a very narrow range of plus or minus 10 basis points (0.10%). Since the short-term yield curve has been very flat over the past few months, the greatest challenge has been to find, and take advantage of, any undervalued maturity or issuer sectors in the markets.

Another significant factor has been a continuing supply and demand problem in the short-term markets, which has kept prices somewhat higher due to the lack of supply. Finally, one last factor is that past issuers of short-term products are now cash-rich themselves, which means that they are no longer issuers of securities, but purchasers. They are competing directly with the investors who used to purchase their products. This situation has resulted in too much cash chasing too few opportunities.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS, AND HOW HAVE YOU POSITIONED THE PORTFOLIOS?

A. With inflation very low, a continuing rally in bonds and persistent problems in the international markets, it now appears that the next Fed movement will likely be a decrease, rather than an increase. However, we do not expect the Fed to make any changes to interest rates in the early part of the year. Employment numbers and the housing market both remain strong, and early releases of holiday retail sales figures seem to be mixed. Therefore, we believe that the Fed will continue its watchful stance and hold short-term rates stable through their meeting in early February, rather than risk easing credit too soon. We expect to lengthen the average maturity of the Portfolios as opportunities arise.

---------------
* An investment in the AmeriStar Money Market Portfolios is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there is no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------
                       AMERISTAR CAPITAL GROWTH PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------
                           INVESTOR SHARES

                      Investor               Investor
Measurement           Shares                 Shares
Period               (without       S&P       (with
(Fiscal Year           sales        500       sales
Covered)               charge)      Index     charge)
80                        10000      10000      9717
81                         9918       9508      9623
82                        12104      11557     11745
83                        13135      14113     12783
84                        12163      14937     11840
85                        15388      19440     14953
86                        18271      23068     17736
87                        19397      24217     18868
88                        20714      28182     20142
89                        26696      37030     25943
90                        25194      35794     24481
91                        31434      46674     30519
92                        33457      50160     32500
93                        34602      55124     33632
94                        34491      55777     33491
95                        44951      76714     43679
96                        54958      94315     53396
97                        71879     125778     68544

Past performance is no guarantee of future results.


                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITH SALES   WITHOUT SALES
                                   CHARGE*        CHARGE
  INVESTOR SHARES                  ----------   -------------
  1-Year........................    24.62%         30.79%
  5-Year........................    15.41%         16.53%
  10-Year.......................    13.43%         14.00%
  Since Inception (4/1/96)**....    11.98%         12.29%
  *Reflects 4.75% sales charge.





                      TRUST SHARES***

Measurement
Period
(Fiscal Year                 Trust       S&P 500
Covered)                    Shares       Index
80                          10000       10000
81                           9918        9508
82                          12104       11557
83                          13135       14113
84                          12163       14937
85                          15388       19440
86                          18271       23068
87                          19397       24217
88                          20714       28182
89                          26696       37030
90                          25194       35794
91                          31434       46674
92                          33457       50160
93                          34602       55124
94                          34491       55777
95                          44951       76714
96                          54958       94315
97                          71127      125778

Past performance is no guarantee of future results.

                      AVERAGE ANNUAL TOTAL RETURN
                      ---------------------------
TRUST SHARES***
1-Year..............             29.68%
5-Year..............             16.33%
10-Year.............             13.90%
Since Inception
(10/3/97)**.......               12.24%


           SECTOR PROFILE

Transportation                  2.9%
Depositary Receipts             2.4%
Cash                            2.8%
Consumer Services               7.9%
Energy                          5.2%
Capital Goods - Tech           11.2%
Consumer Cyclicals             19.4%
Capital Goods - Industry        5.8%
Utilities/Telecommunications    2.5%
Consumer Staples                5.3%
Financial Services             17.4%
Health Care                    17.2%



   The AmeriStar Capital Growth Portfolio invests in a portfolio designed to provide capital growth, which consists primarily of stocks of large, well-capitalized U.S. companies. The Portfolio's adviser has latitude in deciding which companies and industries provide the greatest growth potential at any given time. The Portfolio currently invests in 10 major industry groups, including health care, energy and consumer staples.

                             TOP 10 EQUITY HOLDINGS

                                               PERCENT OF
                                              TOTAL ASSETS
                                              ------------
   1.  General Electric Co..................      3.2%
   2.  Norwest Corp.........................      3.2%
   3.  Newell Co............................      3.1%
   4.  Arbor Drugs, Inc.....................      3.0%
   5.  Federal Natl. Mtg. Assn..............      3.0%
   6.  Home Depot, Inc......................      3.0%
   7.  Wachovia Corp........................      3.0%
   8.  Southwest Airlines...................      2.9%
   9.  Pfizer, Inc..........................      2.8%
  10.  Walgreen's...........................      2.7%

A hypothetical $10,000 investment made on December 31, 1980, would have been worth on December 31, 1997, $71,879 without the sales charge and $68,544 after taking the maximum 4.75% sales charge into account.

The AmeriStar Capital Growth Portfolio is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

**The AmeriStar Capital Growth Portfolio commenced operations on 4/1/96, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/80, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of all dividends and capital gains distributions. Past performance is not a prediction of future results. The Portfolio's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

***The Trust Share class reflects the historical performance of the Investor (no-load) share class.

                        CHARLES WINGER
                        Portfolio Manager
                        Capital Growth
[Winger Photo]          Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with the potential to achieve long-term capital growth by investing primarily in the equity securities of domestic issuers whose earnings are growing faster than the economy as a whole. The portfolio invests primarily in large U.S. companies with market capitalization of at least $500 million. This Portfolio maybe suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. It was an excellent year for us, especially relative to our benchmark, the Standard & Poor's 500 Index. For the 12 months ended December 31, 1997, the Portfolio's total return was 30.79% (Net Asset Value).* In comparison, the Lipper Growth Fund Index was up 28.08%, and the S&P 500 rose 33.36%. The Lipper Growth Fund Index is an index of managed funds that is generally representative of growth stock funds. The S&P 500 is an unmanaged index that is considered to be generally representative of the U.S. market as a whole.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Our good performance was attributable as much to what we avoided as to what we were invested in throughout the year. We were underweighted in basic industry stocks--for example, the shares of paper, chemical and steel companies--which performed poorly. As far as what we did own, our emphasis on buying large-capitalization issues was a positive factor. Larger stocks did particularly well in 1997. We enjoyed great success with a sector in which we are still overweighted: health care. Pharmaceutical stocks as Bristol Myers Squibb (2.5% of the Portfolio), Eli Lilly (2.7%) and Pfizer (2.8%) all contributed to our performance. The drug industry fits one of our primary investment themes: capitalizing on changing demographics. The aging population in this country favors the entire health-care industry, and pharmaceutical companies in particular.**

We also were overweighted in selected consumer stocks. We liked Dayton-Hudson (2.7%), which has turned around their Mervyn's and Target department store operations. The stock rose sharply last year, and we think the discount-retailer concept will continue to grow in 1998. In addition, we did well, for the year as a whole, with Halliburton (2.2%) and Schlumberger (2.2%), two oil-services companies. However, we were hurt in the fourth quarter by these and other energy stocks, such as Texaco and Mobil Oil (neither is presently in the Portfolio). The energy sector as a whole took a fall at the end of the year.**

Q. WHAT ARE SOME OF THE "INVESTMENT THEMES" THAT GUIDE YOUR STOCK SELECTION?

A. We have five basic themes. First, we look for large, domestic growth companies that offer the prospect of solid earnings growth. Second, we employ an emphasis on changing demographics, as we discussed earlier. Third, we look for opportunities in the financial services sector, which, we think, is ripe for significant merger activity. Fourth, we like companies that provide productivity enhancement, which is a fancy way of saying "technology." We think tech stocks will perform well in the long term, though they will be exceedingly volatile. Fifth, we are searching for good stocks in the mid-cap universe.

Q. WHAT IS YOUR STRATEGY FOR 1998?

A. For the time being, we are going to stay away from the basic industry companies we avoided last year. We would not be surprised to see a significant slowdown in the U.S. economy, especially during the first half of the year. In that scenario, the basic industry stocks, which are very sensitive to the economic cycle, would be hurt. We are also trying to avoid those stocks that appear to be most vulnerable to problems stemming from the situation in Asia. There are a lot of risks out there. Overall, we are cautiously optimistic that the market offers a number of good opportunities.

---------------
 * Including the 4.75% sales load, the Portfolio's return was 24.62% for the period.

** The portfolio composition is subject to change.

--------------------------------------------------------------------------------
                      AMERISTAR DIVIDEND GROWTH PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------

                    Investor Shares

                        Investor            Investor
     Measurement         Share                Share
       Period          (without       S&P     (with
    (Fiscal Year         sales        500     sales
      Covered)          charge)      Index   charge)
86                        10000      10000      9522
87                        10510      10523     10000
88                        11722      12292     11164
89                        15132      16163     14418
90                        15102      15650     14388
91                        18454      20431     17582
92                        18964      21998     18060
93                        20850      24196     19851
94                        19518      24512     18597
95                        25593      33687     24388
96                        29350      41460     27970
97                        38916      55291     37075

Past Performance is no guarantee of future results.


              Trust Shares***

                          Investor
                            Share
 Measurement Period       (without
    (Fiscal Year            sales      S&P 500
      Covered)             charge)      Index
86                          10000       10000
87                          10510       10523
88                          11722       12292
89                          15132       16163
90                          15102       15650
91                          18454       20431
92                          18964       21998
93                          20850       24196
94                          19518       24512
95                          25593       33687
96                          29350       41460
97                          38916       55291

Past Performance is no guarantee of future results.

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITH SALES   WITHOUT SALES
                                   CHARGE*        CHARGE
         INVESTOR SHARES          ----------   -------------
  1-Year........................    26.22%         32.59%
  5-Year........................    14.36%         15.46%
  10-Year.......................    13.44%         13.99%
  Since Inception (2/28/97)**...    12.64%         13.14%
  *Reflects 4.75% sales charge.

                      AVERAGE ANNUAL TOTAL RETURN
TRUST SHARES***       ---------------------------

1-Year..............             32.60%
5-Year..............             15.46%
10-Year.............             13.99%
Since Inception
  (10/3/97)**.......             13.14%

          Sector Profile

Financial Services            22.7%
Comsumer Staples              17.4%
Capital Goods and
 Technology                    7.7%
S&P Depositary
 Receipts                      2.0%
Cash and Cash
 Equivalents                   5.9%
Health Care                   10.0%
Energy                         6.5%
Consumer Cyclicals             8.5%
Capital Goods                 16.9%
Utilities/Telecommunications  16.0%

                             TOP 10 EQUITY HOLDINGS

                                               PERCENT OF
                                              TOTAL ASSETS
                                              ------------
   1.  Emerson Electric.....................      3.7%
   2.  Sysco Corp...........................      3.5%
   3.  Duke Energy Corp.....................      3.3%
   4.  Bristol-Myers Squibb Co..............      3.3%
   5.  Consolidated Natural Gas.............      2.9%
   6.  Automatic Data Processing............      2.8%
   7.  Johnson Controls.....................      2.7%
   8.  Mellon Bank Corp.....................      2.7%
   9.  Abbott Labs..........................      2.6%
  10.  Pepsico..............................      2.6%

   A hypothetical $10,000 investment made on December 31, 1986, would have been worth on December 31, 1997, $38,916 without the sales charge and $37,075 after taking the maximum 4.75% sales charge into account.

   The AmeriStar Dividend Growth Portfolio is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

** The AmeriStar Dividend Growth Portfolio commenced operations on 2/28/97, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/86, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of all dividends and capital gains distributions. Past performance is not a prediction of future results. The Portfolio's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

***The Trust Share class reflects the historical performance of the Investor
   (no-load) share class.

                        JAY BAUMGARDNER
                        Portfolio Manager
                        Dividend Growth
[Baumgardner Photo]     Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income and capital appreciation. This Portfolio invests primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. We had a very good year, thanks to outstanding performance in each of our key sectors. For the 12 months ended December 31, 1997, the Portfolio's total return was 32.59% (at Net Asset Value).* In comparison, the Lipper Equity Income Index rose 27.51%. The Lipper Equity Index is an index of managed funds that is generally representative of funds that invest more than 60% of assets in equities.

Considering that our goal is to provide current income, and not just focus on capital appreciation, outperforming our benchmark index by nearly five percentage points was very gratifying.

Q. WHAT FACTORS LED TO THESE STRONG RETURNS?

A. First, like other equity income funds, we were heavily invested in three sectors: financial services, energy stocks and utilities. These companies historically provide the price stability and higher-than-average dividends that we seek. In 1997, all three sectors performed well, which is unusual, since they don't generally move up at the same time. For example, when energy stocks are rising, it's often the result of higher oil prices and rising inflation. And in times of rising inflation, companies in the financial and utility sectors usually perform poorly. This past year was atypical, but positive for investors.

Second, we did some good stock-picking in the broader list of stocks we own outside our three key sectors. Colgate Palmolive (1.1% of the Portfolio), in the consumer staples area, was up nearly 60% for the year. McGraw Hill (1.1%), the publishing giant, also rose in the neighborhood of 60%. And Gannett Co. (1.6%), the publisher of USA Today, gained 65%. These are the types of stocks we expected to provide stable growth; instead, they all exploded upward.

Getting back to the sectors that we focus on, we enjoyed great success with Mellon Bank Corp. (2.7%), up more than 70% in 1997. During the year, there was some speculation that the bank would be taken over; this certainly pushed the stock's price up. At the same time, Mellon is a very solid "fee-based bank," generating healthy revenues with money-management businesses such as credit cards and foreign loans. Another bank that did well for us was First Tennessee National Corp. (1.2%), a home state bank that we know quite well.**

Q. IN ORDER TO PROVIDE ABOVE-AVERAGE DIVIDEND INCOME, WHAT OTHER AREAS IN THE MARKET DID YOU PURSUE?

A. Along with searching for good, solid companies offering above-average yields, we've had good success investing in real estate investment trusts (REITs) since late 1996. One of our REIT stocks, Crescent Real Estate (1.6%), was up nearly 50% in 1997. Another holding in our portfolio, Equity Residential Properties (1.8%), the largest apartment REIT in the United States, rose more than 22% for the year. We believe REITs offer the potential for significant, long-term capital appreciation, along with yields that often are in the 5%-6% range.

High relative yield is important to us, especially in the current stock market environment. When the market runs up as it has the last three years, yields generally fall; the yield for the stocks in the S&P 500 was down to approximately 1.6% at the end of 1997.

Q. WHAT IS YOUR STRATEGY FOR THE NEXT 12 MONTHS?

A. We believe the equity markets look very challenging. Stocks have run up so much that their valuations are pretty full. It will take a lot of good stock-picking this year to generate a double-digit return. With that in mind, our strategy is to take less risk than the market in general. For example, we're maintaining a higher-than-average weighting in utilities, and a lower-than-average weighting in technology. With this approach, we hope to provide shareholders with superior, risk-adjusted returns.

---------------
 * Including the 4.75% sales load, the Portfolio's return was 26.22% for the period.

** The portfolio composition is subject to change.

--------------------------------------------------------------------------------
                        AMERISTAR CORE INCOME PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------

                       Investor    Merrill     Investor
Measurement             Shares      Lynch      Shares
Period                (without   Corp./Gov't.  (with
(Fiscal Year            sales      Master      sales
Covered)               charge)      Index      charge)
80                        10000     10000      9711
81                        10378     10700     10083
82                        13777     13892     13388
83                        14646     14973     14215
84                        16372     17237     15909
85                        19859     20998     19256
86                        23274     24281     22603
87                        22940     24791     22273
88                        24480     26704     23760
89                        27232     30476     26446
90                        28946     33065     28099
91                        33412     38319     32438
92                        35437     41264     34380
93                        38996     45826     37851
94                        37579     44329     36488
95                        43840     52745     42562
96                        44330     54312     43024
97                        48171     59624     46751

Past performance is no guarantee of future results.




                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITH SALES    WITHOUT SALES
                                   CHARGE*         CHARGE
INVESTOR SHARES                    ----------   -------------
  1-Year........................     5.40%         8.66%
  5-Year........................     5.69%         6.33%
  10-Year.......................     7.36%         7.70%
  Since Inception (4/1/96)**....     9.49%         9.68%
  *Reflects 3.00% sales charge.




Measurement                          Merril Lynch
Period                               Corp./Gov't.
(Fiscal Year                Trust       Master
Covered)                    Shares      Index
80                          10000       10000
81                          10378       10700
82                          13777       13892
83                          14646       14973
84                          16372       17237
85                          19859       20998
86                          23274       24281
87                          22940       24791
88                          24480       26704
89                          27232       30476
90                          28946       33065
91                          33412       38319
92                          35437       41264
93                          38996       45826
94                          37579       44329
95                          43840       52745
96                          44330       54312
97                          48143       59624

Past performance is no guarantee of future results.


                       AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------
TRUST SHARES***
 1-Year..............             8.60%
 5-Year..............             6.32%
 10-Year.............             7.69%
 Since Inception
 (10/3/97)**.......               9.68%


             SECTOR PROFILE

U.S. Treasuries                11.0%
U.S. Agencies                  11.3%
Cash and Cash
 Equivalents                    2.4%
Bonds                          75.3%


The AmeriStar Core Income Portfolio invests primarily in investment-grade, U.S. dollar denominated, fixed-income securities of domestic and foreign issuers. The Portfolio is designed to provide current income without assuming undue risk. The Portfolio's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Portfolio enjoys flexibility to make the most of changing market conditions.


           MATURITY PROFILE

0-5 years                  44.6%
6-10 years                 24.7%
11-20 years                 4.5%
over 20 years              26.1%

 By design, the Portfolio attempts to generate current income without undue risk to principal. The chart shows that the Portfolio is currently focused on bonds with maturities of 1 to 7 years and those with maturities greater than 20 years.

        QUALITY PROFILE

A                          51.0%
AA                         10.8%
AAA                        31.8%
BBB                         6.4%

 The Portfolio's research team and the Portfolio Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Portfolio.

A hypothetical $10,000 investment made on December 31, 1980, would have been worth on December 31, 1997, $48,171 without the sales charge and $46,751 after taking the maximum 3% sales charge into account.

The AmeriStar Core Income Portfolio is compared to the Merrill Lynch Corporate/Government Master Index, which is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

**The AmeriStar Core Income Portfolio commenced operations on 4/1/96, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/80, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of all dividends and capital gains distributions. The service contractors are currently waiving a portion of their fees; without such waivers the 30-day SEC yield would have been 5.03%. This voluntary waiver may be terminated or modified at anytime, which would reduce the Portfolio's performance. Past performance is not a prediction of future results. The Portfolio's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

***The Trust Share class reflects the historical performance of the Investor (no-load) share class.

                        DONALD F. TURK, CFA
                        Portfolio Manager
                        Core Income
[Turk Photo]            Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated fixed-income securities of domestic and foreign issuers with maturities of any length. This Portfolio may be suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A We were pleased with our performance for the year, which enabled us to emphasize current income while providing a competitive total return. For the 12 months ended December 31, 1997, the Portfolio produced a total return of 8.66% (at Net Asset Value).* In comparison, the Merrill Lynch Corporate/Government Index, an unmanaged benchmark, produced a total return of 9.78%. The Merrill Lynch Corporate/Government Master Index is generally representative of U.S. Treasury and Agency bonds and investment-grade bonds. Total return equals yield, plus or minus the change in the Portfolio's net asset values (NAV) during the period.

It is also important to recognize income yield to shareholders. As of December 31, 1997, the Portfolio's 30-day SEC yield was 5.89% (at Net Asset Value),** compared to 5.30% at the end of 1996. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of Aa3 (as rated by Moody's) and AA- (Standard & Poor's). As of December 31, 1997, the average maturity of the Portfolio was 11.16 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. It was a good year for bond investors, who are mostly concerned with "real return" (total return minus inflation). Inflation was exceptionally mild during 1997, with the consumer price index rising just 1.7%. Therefore, our real return to shareholders was 6.96%, which is very strong by historical standards.

At the same time, long-term interest rates were very volatile during the year. The yield on the 30-year U.S. Treasury bond bounced up and down during the first third of 1997, rising from a low of 6.35% in February to a peak of 7.17% in April. That jump of 82 basis points (0.82%) in just two months caused some damage to the bond market. From early spring to the end of 1997, however, the general trend in interest rates was down, and for the full year, the 30-year bond yield fell 72 basis points (0.72%). Because bond prices move inversely to interest rates, this drop in rates benefited the bonds in our portfolio.

Q WITH ALL OF THIS VOLATILITY, WHAT STRATEGIES DID YOU EMPLOY TO HELP YOU MEET YOUR OBJECTIVES?

A. Our key strategy was to participate in the downward move in rates, which we did over the course of the year, by keeping our maturity structure as long, or longer, than the Fund's benchmark. We lengthened maturities, especially in the last six months, and we moved a lot of the Portfolio from government issues to corporate bonds--to boost our yield. As always, we remained very conscious of providing the highest possible yield, with an eye toward preserving capital.

In recent months, we have bought bonds issued by utilities, such as Virginia Electric (2.5% of the Portfolio) and Puget Sound Power & Light (2.1%). Some of our recent corporate purchases include the bonds of J.C. Penney (2.1%) and Anheuser-Busch (2.2%). All of these issuers are good, solid companies offering attractive yields.***

Q WHAT IS YOUR OUTLOOK FOR 1998?

A. We believe the economy will slow rather significantly over the next year. If so, what does that do to the value of the bonds we hold? We think the companies whose debt we own will continue to be stable businesses, and that there will be a demand for the bonds that they have issued. On the Treasury side, the federal government is backing away from the issuance of debt, especially long-term debt. In all probability, the United States will have a balanced budget for this fiscal year, perhaps even a slight surplus. These two factors could result in a scarcity of all but the shortest term Treasury debt.

---------------
  * Including the 3.00% sales load, the Portfolio's return was 5.40% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The portfolio composition is subject to change.

--------------------------------------------------------------------------------
                  AMERISTAR LIMITED DURATION INCOME PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------
                               INVESTER SHARES

                             Merrill Lynch       Investor         Investor       Merrill Lynch
                                1-5-Year      Share (without     share (with    1-3-Year Gov't/
    Measurement Period        Gov't/Corp.      sales charge)     sales charge   Corp. Bond Index
   (Fiscal Year Covered)      Bond Index+
82 |Sept.                                     10000                 9695        10000
82 |Dec.                                      10672                10335        10774
83                                            11528                11193        11729
84                                            12899                12513        13344
85                                            14720                14289        15206
86                                            16223                15736        16780
87                                            16698                16193        17727
88                               10000        17668                17132        18831
89                               11164        19414                18833        20878
90                               12260        20982                20355        22909
91                               13839        23751                23046        25585
92                               14770        24901                24162        27197
93                               15794        26449                25660        18668
94                               15873        26275                25487        28832
95                               17900        29218                28341        29149
96                               18713        30467                29407        30601
97                               20043        32440                31467        32639

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITH SALES   WITHOUT SALES
                                   CHARGE*        CHARGE
         INVESTOR SHARES          ----------   -------------
  1-Year........................     3.26%         6.47%
  5-Year........................     4.79%         5.43%
  10-Year.......................     6.54%         6.87%
  Since Inception (4/1/96)**....     7.76%         7.97%
  *Reflects 3.00% sales charge.


                                 TRUST SHARES

                        Investor      Merrill         Merrill
                         Share         Lynch           Lynch
 Measurement Period     (without      1-5-Year        1-3-Year
    (Fiscal Year         sales       Gov't/Corp.     Gov't/Corp
      Covered)          charge)      Bond Index+     Bond Index
82 |Sept.                 10000                      10000
82 |Dec.                  10672                      10774
83                        11528                      11729
84                        12899                      13344
85                        14728                      15206
86                        16223                      16780
87                        16698                      17727
88                        17668        10000         18831
89                        19414        11164         20878
90                        20982        12260         22909
91                        23751        13839         25585
92                        24901        14770         27197
93                        26449        15794         28668
94                        26275        15873         28832
95                        29218        17900         29149
96                        30467        18713         30601
97                        32402        20043         32639

                       AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------
TRUST SHARES***


 1-Year..............             6.35%
 5-Year..............             5.41%
 10-Year.............             6.85%

 Since Inception
   (10/3/97)**.......             7.96%







SECTOR PROFILE


Cash and            Corporate       U.S. Government   U.S. Treasuries
Cash Equivalents    Bonds           Agencies          18.8%
2.6%                54.0%           24.6%


 The AmeriStar Limited Duration Income Portfolio invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers. The Portfolio is designed to provide investors with current income without assuming undue risk. The Portfolio's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Portfolio enjoys flexibility to make the most of changing market conditions.


MATURITY PROFILE

6-10 years                  8.0%
0-5 years                  92.0%



 By design, the Portfolio attempts to generate current income without undue risk to principal. The chart shows that the Portfolio is focused on bonds with maturities of 1 to 5 years.


QUALITY PROFILE

A                          35.3%
AA                         11.5%
AAA                        47.5%
BBB                         5.7%



 The Portfolio's research team a the Portfolio Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Portfolio.

   A hypothetical $10,000 investment made on September 30, 1982, would have been worth on December 31, 1997, $32,440 without the sales charge and $31,467 after taking the maximum 3.00% sales charge into account.

 + The AmeriStar Limited Duration Income Portfolio is measured against the
   Merrill Lynch 1-3-Year Government/Corporate Bond Index from 9/30/82 to 12/31/88, prior to the creation of the Portfolio's benchmark of the Merrill Lynch 1-5-Year Government/Corporate Bond Index. Both indices are representative of the total return of short-term government and corporate bonds. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

 ** The AmeriStar Limited Duration Income Portfolio commenced operations on
    4/1/96, through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 9/1/82, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of all dividends and capital gains distributions. The service contractors are currently waiving a portion of their fees; without such waivers the 30-day SEC yield would have been 5.05%. This voluntary waiver may be terminated or modified at anytime, which would reduce the Portfolio's performance. Past performance is not a prediction of future results. The Portfolio's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

*** The Trust Share class reflects the historical performance of the Investor
    (no-load) share class.

                        DONALD F. TURK, CFA
                        Portfolio Manager
                        Limited Duration
[Turk Photo]            Income Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated fixed-income securities of domestic and foreign issuers that generally have a duration of less than four years. This Portfolio maybe suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM IN 1997?

A. We were pleased with our performance for the year, which enabled us to emphasize current income while providing a competitive total return. For the 12 months ended December 31, 1997, the Portfolio produced a total return of 6.47% (at Net Asset Value).* In comparison, the Merrill Lynch 1-5-Year Government/Corporate Index, an unmanaged benchmark, produced a total return of 7.16%. The index is a broad performance measure of bonds with maturities in the one-to-five-year range. Total return equals yield, plus or minus the change in the Portfolio's net asset values (NAV) during the period.

It is also important to recognize income yield to shareholders. As of December 31, 1997, the Portfolio's 30-day SEC yield was 5.92%( at Net Asset Value),** compared to 5.32% at the end of 1996. The yield percentage is annualized.

We achieved our objectives, while maintaining an average credit quality of Aa2 (as rated by Moody's) and AA (Standard & Poor's). As of December 31, 1997, the average maturity of the Portfolio was 3.14 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. It was a good year for bond investors, who are mostly concerned with "real return" (total return minus inflation). Inflation was exceptionally mild during 1997, with the consumer price index rising just 1.7%. Therefore, our real return to shareholders was 4.77%, which is very strong by historical standards for a Portfolio with a relatively short average maturity.

At the same time, interest rates were very volatile during the year. The yield on the five-year U.S. Treasury bond rose from 6.21% at the end of 1996 to a peak of 6.86% in April 1997. From early spring to the end of 1997, however, the general trend in interest rates was down, and for the full year, the five-year bond's yield fell 6.77%, to settle at 5.77%. Because bond prices move inversely to interest rates, this drop in rates benefited the bonds in our portfolio.

Q. DID LONG- AND SHORT-TERM BONDS MOVE IN TANDEM THROUGHOUT THE YEAR?

A. No, and that did not surprise us. Bonds of various maturities do not always move in lockstep. What counts is where you are in the economic cycle. If you are in an expanding economy, long- and short-term interest rates will move in the same direction. However, when you are late in the economic cycle, as we were in 1997, short-term rates will not move down as much as long-term rates do--or, as very short-term securities did last year, they may even start moving up. This causes the yield curve to flatten; that is, shorter maturities yield just about the same as longer maturities.

Q. WHAT STRATEGIES DID YOU EMPLOY?

A. We consciously took steps to lengthen the Portfolio's average maturity, to the point where it was markedly longer than the benchmark's. This helped our relative performance when rates began to fall. As the spread between Treasury and corporate bond yields widened, we were also able to boost the Portfolio's yield while maintaining high credit quality.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. We believe the economy will slow rather significantly over the next year, and that interest rates could fall even further than they did at the end of 1997. If so, demand for the Treasury and corporate bonds we hold could rise, which would provide higher total return to our shareholders. Overall, the trend in interest rates is very constructive, and we are approaching the New Year with optimism.

---------------
  * Including the 3.00% sales load, the Portfolio's return was 3.26% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

--------------------------------------------------------------------------------
              AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------

                               Investor Shares

                        Investor  Investor  Merrill Lynch Merrill Lynch
     Measurement         Share     Share      1-5 Year     1-3 Year
       Period          (without    (with       Gov't        Gov't
    (Fiscal Year         sales     sales        Bond         Bond
      Covered)          charge)    charge)     Index+       Index
86                        10000       9692                  10000
87                        10205       9891                  10564
88                        10799      10472      10000       11160
89                        11998      11633      11164       11855
90                        12960      12577      12260       13144
91                        14607      14174      13839       14423
92                        15426      14955      14771       16107
93                        16502      16007      15794       17122
94                        16325      15844      15695       18048
95                        18105      17568      17699       18151
96                        18598      18040      18503       20148
97                        19746      19154      19818       21151

Past Performance is no guarantee of future results.

                                      AVERAGE ANNUAL
                                       TOTAL RETURN
                                --------------------------
                                WITH SALES   WITHOUT SALES
                                 CHARGE*        CHARGE
        INVESTOR SHARES         ----------   -------------
  1-Year......................     2.97%         6.18%
  5-Year......................     4.45%         5.06%
  10-Year.....................     6.50%         6.82%
  Since Inception
    (2/28/97)**...............     6.08%         6.38%
  *Reflects 3.00% sales charge.


           Sector Profile
U.S. Government Agencies           48.8%
Cash and Cash Equivalents           2.7%
U.S. Treasury Notes                48.5%

 The Limited Duration U.S. Government Portfolio will invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. The Portfolio is designed to provide high current income without assuming undue risk.


       Maturity Profile

0-5 years                  76.9%
6-10 years                 23.1%

 By design, the Portfolio attempts to generate current income without undue risk to principal. The chart above shows that the Portfolio is focused on bonds with maturities of 1 to 5 years.


       Quality Profile
AAA                       100.0%

 The Portfolio's research team and the Portfolio Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Portfolio.

   A hypothetical $10,000 investment made on December 31, 1986, would have been worth on December 31, 1997, $19,746 without the sales charge and $19,154 after taking the maximum 3% sales charge into account.

 + The Ameristar Limited Duration U.S. Government Portfolio is measured against the Merrill Lynch 1-3-Year Government Bond Index from 12/31/86 to 12/31/88, prior to the creation of the Portfolio's benchmark of the Merrill Lynch 1-5-Year Government Bond Index. Both indices reflect the performance of government bonds in that maturity range with a rating of at least Baa. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

** The AmeriStar Limited Duration U.S. Government Portfolio commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/86, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected.

   Total return figures include changes in share price, reinvestment of dividends and capital gains distributions, if any. The service contractors are currently waiving a portion of their fees; without such waivers the 30-day SEC yield would have been 5.29%. This voluntary waiver may be terminated or modified at any time, which would reduce the Portfolio's performance. Past performance is not a prediction of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        DONALD F. TURK, CFA
                        Portfolio Manager
                        Limited Duration
                        U.S. Government
[Turk Photo]            Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with high current income without assuming undue risk. This Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has a duration that approximates that of the Merrill Lynch 1-5-Year Government Bond Index.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM IN 1997?

A. We were satisfied with our performance for the year, which enabled us to emphasize current income while providing a competitive total return. For the 12 months ended December 31, 1997, the Portfolio produced a total return of 6.18% (at Net Asset Value).* In comparison, the Merrill Lynch 1-5-Year Government Bond Index, an unmanaged benchmark, produced a total return of 7.11%. The index is a broad performance measure of government bonds with maturities in the one-to-five-year range. Total return equals yield, plus or minus the change in the Portfolio's net asset value (NAV) during the period.

It is also important to recognize income yield to shareholders. As of December 31, 1997, the Portfolio's 30-day SEC yield was 5.46%** at NAV, compared to 5.30% at the end of 1996. The yield percentage is annualized.

As of December 31, 1997, the Portfolio's average maturity was 4.64 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. It was a good year for bond investors, who are mostly concerned with "real return" (total return minus inflation). Inflation was exceptionally mild during 1997, with the consumer price index rising just 1.7%. So, our real return to shareholders was 4.48%, which is very strong by historical standards for a Portfolio with a relatively short average maturity.

At the same time, interest rates were very volatile during the year. The yield on the five-year U.S. Treasury bond rose from 6.21% at the end of 1996 to a peak of 6.86% in April 1997. From early spring to the end of 1997, however, the general trend in interest rates was down, and for the full year, the five-year bond's yield fell 6.33%, to settle at 5.77%. Because bond prices move inversely to interest rates, this drop in rates added value to the bonds in our portfolio.

Q. WHAT STRATEGY DID YOU EMPLOY?

A. We consciously took steps to lengthen the Portfolio's average maturity, to the point were it was markedly longer than the benchmark's. This helped our relative performance when rates began to fall. We also focused on generating higher income, because that's what our shareholders want. We bought a number of agency securities--such as Freddie Macs (Federal Home Loan Mortgage Corporation bonds) due in 2002 and Fannie Maes (Federal National Mortgage Association bonds) due in 2007.*** These moves helped increase our yield to shareholders.

We stayed away from new purchases of Ginnie Maes (securities issued by the Government National Mortgage Association). They're a mixed blessing. They generally offer solid yields, which we like, but as interest rates have dropped, homeowners have been refinancing their mortgages. When that happens, you lose your extra income quickly, and you find yourself in the situation of having to buy new securities with lower yields.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. We believe the economy will slow rather significantly over the next year and that interest rates could fall even further than they did at the end of 1997. If so, demand for the Treasury bonds we hold could rise, which would provide higher total return to our shareholders. Overall, the trend in interest rates is very constructive, and we're approaching the new year with optimism.

---------------
  * Including the 3.00% sales load, the Portfolio's return was 2.97% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The portfolio composition is subject to change.

--------------------------------------------------------------------------------
                 AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------

                   INVESTOR SHARES

                      Investor      Lehman
Measurement            Shares      Brothers    Investor
Period                (without     Municipal    Shares
(Fiscal Year            sales      10-Year    (with sales
Covered)                charge)     Index       charge)
80                        10000      10000      9696
81                         9107       8893      8836
82                        11954      12610     11595
83                        12941      13580     12532
84                        13841      14696     13418
85                        15774      17779     15291
86                        18224      21161     17671
87                        18313      21831     17747
88                        19227      23532     18633
89                        20702      26045     20076
90                        21893      27959     21215
91                        23922      31344     23190
92                        25240      34139     24456
93                        27809      38496     26962
94                        25436      36659     24651
95                        28843      42950     27953
96                        29243      44901     28341
97                        31327      49047     30360

Past performance is no guarantee of future results.

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITH SALES   WITHOUT SALES
                                   CHARGE*        CHARGE
                                  ----------   -------------
  INVESTOR SHARES
  1-Year........................     3.87%         7.13%
  5-Year........................     3.78%         4.42%
  10-Year.......................     5.19%         5.52%
  Since Inception (3/28/94)**...     6.75%         6.94%
  *Reflects 3.00% sales charge.

                 TRUST SHARES***

                                      Lehman
Measurement                           Brothers
Period                                Municipal
(Fiscal Year              Trust       10-Year
Covered)                  Shares       Index
80                          10000       10000
81                           9318        8893
82                          11954       12610
83                          12941       13580
84                          13841       14969
85                          15774       17779
86                          18224       21161
87                          18313       21831
88                          19227       23532
89                          20702       26045
90                          21893       27959
91                          23922       31344
92                          25240       34139
93                          27809       38496
94                          25436       36659
95                          28843       42950
96                          29243       44901
97                          31331       49047

Past performance is no guarantee of future results.


                         AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------
TRUST SHARES***
1-Year..............             7.14%
5-Year..............             4.42%
10-Year.............             5.52%
Since Inception
  (10/3/97)**.......             6.94%

         SECTOR PROFILE
Municipal Bonds            99.1%

Cash and Cash
Equivalents                 0.9%

 The AmeriStar Tennessee Tax Exempt Bond Portfolio invests primarily in investment-grade, Tennessee Municipal Obligations. The Portfolio is designed to provide investors with current income exempt from federal and Tennessee personal income taxes, without assuming undue risk.

       MATURITY PROFILE
0-5 years                   7.7%
6-10 years                 59.4%
11-20 years                29.3%
over 20 years               3.6%

 By design, the Portfolio attempts to generate current income without undue risk to principal. The chart shows that the Portfolio is focused on bonds primarily with maturities of 10 to 15 years.

      QUALITY PROFILE
A                           4.8%
AA                         35.9%
AAA                        59.3%

 By focusing on more general obligations and school and "essential services" bonds the Portfolio Manager and the research team provided an additional measure of security to the Portfolio.

A hypothetical $10,000 investment made on December 31, 1980, would have been worth on December 31, 1997, $31,327 without the sales charge and $30,360 after taking the maximum 3% sales charge into account.

The AmeriStar Tennessee Tax Exempt Bond Portfolio is compared to the Lehman Brothers Municipal 10-Year Index, an unmanaged index that includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. In contrast, the Tennessee Tax Exempt Bond Portfolio targets higher quality bonds with a minimum rating of A, and at least 65% of the Portfolio must be comprised of Tennessee issues. The Lehman Brothers index does not reflect expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

**The AmeriStar Tennessee Tax Exempt Bond Portfolio commenced operations on 3/28/94 through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/80, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected.

Total return figures include changes in share price, reinvestment of dividends and capital gains distributions, if any. The service contractors are currently waiving a portion of their fees; without such waivers, the 30-day SEC yield would have been 4.01%. This voluntary waiver may be terminated or modified at any time, which would reduce the Portfolio's performance. Past performance is not a prediction of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Some investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

***The Trust Share class reflects the historical performance of the Investor (no-load) share class.

                        SHARON BROWN
                        Portfolio Manager
                        Tennessee
                        Tax Exempt
[Brown Photo]           Bond Portfolio

===============================================================
 INVESTMENT GOAL

The Portfolio seeks to provide investors with current income exempt from federal and Tennessee state income taxes without assuming undue risk. The Portfolio invests primarily in investment-grade Tennessee municipal obligations, and is suitable for Tennessee residents seeking monthly income exempt from both federal and Tennessee personal income taxes.(1) The Portfolio affords greater diversification and liquidity than most investors would achieve by purchasing municipal securities directly.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. For the 12 months ended December 31, 1997, the Portfolio produced a total return of 7.13% (at Net Asset Value).* In comparison, the Portfolio's benchmark, the Lehman Brothers Municipal 10-Year Index, produced a total return of 9.24%. The index is a broad performance measure of municipal bonds with intermediate-term maturities. Total return equals yield, plus or minus the change in the Portfolio's net asset value (NAV) during the period.

It is also important to recognize income yield to shareholders. As of December 31, 1997, the Portfolio's 30-day SEC yield was 4.14% (at Net Asset Value).** For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.46%.** The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of Aa1 (as rated by Moody's) and AA+ (Standard & Poor's). As of December 31, 1997, the average maturity of the Portfolio was 9.45 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The strong economy resulted in narrow yield spreads between highly rated and lower rated bonds, which meant that there was little incentive to buy lower-tier issues. In addition, the yield curve flattened as 1997 progressed, with the municipal market offering very little additional yield for longer maturity bonds. So, it did not make sense for us to go out much further than 12 years on the yield curve. We would have liked to have our average maturity a little longer than ten years. But with the market moving as quickly as it did during the year and with most municipal bonds carrying call features that tend to shorten duration as interest rates decline, we found it difficult to keep our duration as long as we wanted it to be, especially during the third quarter. At the same time, the decline in interest rates helped boost the Portfolio's total return for the year.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE PORTFOLIO?

A. We own noncallable Shelby County, TN 6.25% bonds maturing in 2007 (2.2% of the Portfolio). They are providing good current income, with no risk of being called. We already have a significant gain in this holding, but if interest rates drop further, we should see continued good price appreciation. Another issue we own is a Charleston (S.C.) 5% bond due in 2022 (2.2%). We bought it at a discount to par, and it has provided a solid rate of return, with more upside potential remaining. Moreover, while an out-of-state issue such as this one is not exempt from Tennessee state income tax, its dividend is exempt from federal taxes in most cases. (We are permitted to own out-of-state bonds comprising up to 35% of the Portfolio. As of December 31, 1997, approximately 31.0% of the Portfolio was invested in bonds issued outside Tennessee.)***

Q. WHAT IS YOUR OUTLOOK FOR THE TENNESSEE MUNI MARKET IN 1998?

A. A lot depends on the infrastructure needs within the state. We saw a significant lack of supply in the Tennessee muni market in 1997, but there are some indications that activity could pick up in the coming year. With interest rates dropping, a number of government agencies will be interested in refunding their debt at lower rates.

---------------
  (1) The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

  * Including the 3.00% sales load, the Portfolio's return was 3.87% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The portfolio composition is subject to change.

--------------------------------------------------------------------------------
            AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1997)
--------------------------------------------------------------------------------

                        Investor   Investor    Lehman
     Measurement          Share     Share     Brothers
       Period           (without    (with     Municipal
    (Fiscal Year          sales     sales     1-5 Year
      Covered)           charge)   charge)     Index
86                        10000      9694      10000
87                        10070      9755      10310
88                        10584     10260      10969
89                        11351     10995      11964
90                        12038     11669      12885
91                        13024     12619      14355
92                        13629     13201      15449
93                        14500     14043      16798
94                        14114     13675      16579
95                        15301     14824      18519
96                        15633     15145      19297
97                        16480     15967      20532

                                      AVERAGE ANNUAL
                                       TOTAL RETURN
                                --------------------------
                                WITH SALES   WITHOUT SALES
                                 CHARGE*        CHARGE
        INVESTOR SHARES         ----------   -------------
  1-Year......................     2.22%         5.42%
  5-Year......................     3.24%         3.87%
  10-Year.....................     4.73%         5.05%
  Since Inception
    (2/28/97)**...............     4.34%         4.64%

  *Reflects 3.00% sales charge.

              Sector Profile
Cash and Cash Equivalents          8.3%
Muni Bonds                        91.7%

 The AmeriStar Limited Duration Tennessee Tax Free Portfolio invests primarily in a portfolio of investment-grade Tennessee Municipal Obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between 3 - 5 years. With an emphasis on quality, the Portfolio seeks to generate current income that is exempt from federal and Tennessee personal income taxes without undue risk to principal.

      Maturity Profile

0-5 years                  40.6%
6-10 years                 49.7%
over 20 years               9.7%

 By design, the Portfolio focuses on achieving an average maturity of 3 to 5 years. By emphasizing overall average maturity, the Portfolio attempts to provide a high current tax-free yield while controlling principal value.

       Quality Profile

A                          17.7%
AA                         31.9%
AAA                        50.4%

 By focusing on more general obligations and school and "essential service" bonds, the Portfolio Manager and the research team provide an additional measure of security to the Portfolio.

A hypothetical $10,000 investment made on December 31, 1986, would have been worth on December 31, 1997, $16,480 without the sales charge and $15,967 after taking the maximum 3% sales charge into account.

The AmeriStar Limited Duration Tennessee Tax Free Portfolio is compared to the Lehman Brothers Municipal 1-5 Year Index, an unmanaged index that is generally representative of municipal bonds with maturities between 1 and 5 years. The index does not reflect the expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolios performance reflects the deduction of fees for these value-added services.

**The AmeriStar Limited Duration Tennessee Tax Free Portfolio commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("Commingled") accounts advised by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/86 and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associated with the mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been so registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital gains distributions.

Total return figures include changes in share price, reinvestment of dividends and capital gains distributions, if any. The service contractors are currently waiving a portion of their fees; without such waivers, the 30-day SEC yield would have been 3.67%. This voluntary waiver may be terminated or modified at any time, which would reduce the Portfolio's performance. Past performance is not a prediction of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Some investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

                        SHARON BROWN
                        Portfolio Manager
                        Limited Duration
                        Tennessee Tax Free
[Brown Photo]           Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income exempt from federal and Tennessee State income taxes without assuming undue risk.(1) The Portfolio invests primarily in investment-grade Tennessee Municipal Obligations that generally have a duration of under five years, producing an effective average portfolio maturity ranging between three and five years.
---------------------------------------------------------------
Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. For the 12 months ended December 31, 1997, the Portfolio produced a total return of 5.42% (at Net Asset Value).* In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Municipal 1-5 Year Index, produced a total return of 6.38%. The index is a broad performance measure of municipal bonds with short-term maturities. Total return equals yield, plus or minus the change in the Portfolio's net asset value (NAV) during the period.

It is also important to recognize income yield to shareholders. As of December 31, 1997, the Portfolio's 30-day SEC yield was 3.78% (at Net Asset Value).** For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 5.91%.** The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of Aa2 (as rated by Moody's) and AA+ (Standard & Poor's). As of December 31, 1997, the average maturity of the Portfolio was 4.6 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The strong economy resulted in narrow yield spreads between highly rated and lower rated bonds, which meant that there was little incentive to buy lower tier issues. In addition, the general decline in interest rates helped boost the Portfolio's total return for the year (bond prices go up when interest rates fall).

We saw perhaps a little more activity and stronger overall performance in this Portfolio than in our longer term Tennessee Tax Exempt Bond Portfolio. Because the yield curve flattened, and shorter maturities yielded nearly as much as longer ones, many investors were content to buy into the short end of market. Consequently, there was more demand for the type of securities we held, and the value of those securities rose.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE PORTFOLIO?

A. Last year, we followed a "barbell" approach: buying bonds that were both longer and shorter than the Portfolio's average weighted maturity of 4.6 years. We pursued short-term bonds with high coupons, to enhance the Portfolio's yield, and sought capital appreciation through the purchase of longer term securities.

Among the attractive issues in our Portfolio are Tennessee state 6.50% bonds maturing in 2003 (4.5% of the Portfolio), an issue that provides high current yield, on the long end of the yield parameters for this Portfolio. As rates have come down, this issue has appreciated in value.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. We see two factors that could cause continued volatility in the muni bond market. First, we've witnessed in recent months a great deal of trading from "crossover" buyers, such as insurance companies and funds serving individual investors in the highest tax brackets. With these parties moving back and forth between the taxable and tax-free bond markets, a lot of volatility has ensued. That activity could continue well into 1998. Also, there is the outgrowth that comes when some of the money that might be earmarked for muni bonds instead finds its way into the stock market. The driving force behind this shift is current demographics: baby boomers investing in stocks to help fund their retirement. Until equities prove that they really are overvalued, we think we are going to see this type of investment climate prevail, and under these circumstances, the muni market can become volatile.

With this in mind, we will take every possible measure to limit volatility as much as possible and provide stability--along with tax-exempt, current income. With a relatively short-term bond Portfolio such as ours, volatility is somewhat dampened naturally.

---------------
  (1) The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

  * Including the 3.00% sales load, the Portfolio's return was 2.22% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The portfolio composition is subject to change.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                    S&P/MOODY'S                                          AMORTIZED
                                                      RATINGS                MATURITY     PRINCIPAL        COST
                                                    (UNAUDITED)     RATE       DATE        AMOUNT        (NOTE 2)
                                                    -----------   --------   --------   -------------   -----------
BANK NOTES -- 10.9%
  AMEX Centurian..................................  A1/P1           6.05%*    1/12/98   $   3,000,000   $ 3,002,230
  First USA Bank..................................  A1+/P1          6.01*     1/21/98       3,000,000     3,000,919
  Northern Trust Bank.............................  A1+/P1          5.75       3/4/98       3,000,000     2,999,511
                                                                                                        -----------
Total Bank Notes (Cost $9,002,660)................                                                        9,002,660
                                                                                                        -----------
CERTIFICATES OF DEPOSIT -- 14.5%
DOMESTIC -- 8.4%
  CS First Boston.................................  A1/P1           6.04*      1/6/98       4,000,000     4,000,000
  Regions Bank....................................  A1+/P1          5.69       1/5/98       3,000,000     3,000,005
                                                                                                        -----------
                                                                                                          7,000,005
                                                                                                        -----------
YANKEE -- 6.1%
  Canadian Imperial Bank, New York Branch.........  A1+/P1          5.84      2/27/98       3,000,000     3,001,083
  Swiss Bank, New York Branch.....................  A1+/P1          5.98      3/19/98       2,000,000     1,999,585
                                                                                                        -----------
                                                                                                          5,000,668
                                                                                                        -----------
Total Certificates of Deposit (Cost
  $12,000,673)....................................                                                       12,000,673
                                                                                                        -----------
COMMERCIAL PAPER -- 29.0%
DOMESTIC -- 25.4%
  Ameritech Capital Corp..........................  A1+/P1          5.85      1/29/98       3,000,000     2,986,350
  Block Finance...................................  A1/P1           6.02      1/22/98       3,000,000     2,989,465
  Chrysler Financial Corp.........................  A1/P2           5.80      1/16/98       3,000,000     2,992,751
  Compagnie Bancaire USA Finance..................  A1/P1           5.84      2/24/98       3,000,000     2,974,035
  Lehman Brothers Holdings Corp...................  A1/P2           5.98      1/21/98       3,000,000     2,990,033
  Sanwa Business Credit...........................  A2/P1           6.75      1/21/98       3,000,000     2,988,750
  Toyota Motor Credit Corp........................  A1+/P1          5.77      2/18/98       3,000,000     2,976,920
                                                                                                        -----------
                                                                                                         20,898,304
                                                                                                        -----------
PRIVATE PLACEMENT -- 3.6%
  Barton Capital Corp. (b)........................  A1+/P1          5.91      1/27/98       3,000,000     2,987,195
                                                                                                        -----------
Total Commercial Paper (Cost $23,885,499).........                                                       23,885,499
                                                                                                        -----------
CORPORATE OBLIGATIONS -- 20.6%
  CSFP Capital/Sparcs Trust, Series 97-A, (c).....  NR/P1           6.09       1/9/98       3,000,000     3,000,000
  CTN Trust, Series 1, Medium Term Note (c).......  A1/P1           6.32*      1/2/98       4,000,000     4,009,286
  Dean Witter, Medium Term Note...................  A1/P1           6.04*     1/21/98       3,000,000     3,000,341
  Merrill Lynch & Co, Medium Term Note............  A1+/P1          6.03*      1/6/98       4,000,000     4,000,000
  U.S. Leasing Capital Corp., Medium Term Note....  A1/P1           5.86*      1/6/98       3,000,000     3,000,971
                                                                                                        -----------
Total Corporate Obligations (Cost $17,010,598)....                                                       17,010,598
                                                                                                        -----------

                                                                       Continued

                                                    S&P/MOODY'S                                          AMORTIZED
                                                      RATINGS                MATURITY     PRINCIPAL        COST
                                                    (UNAUDITED)     RATE       DATE     AMOUNT/SHARES    (NOTE 2)
                                                    -----------   --------   --------   -------------   -----------
TIME DEPOSITS -- 3.6%
  Banque Paribas TD -- Grand Cayman Branch (b)....  A1/P1           5.63%      2/5/98   $   3,000,000   $ 3,000,000
                                                                                                        -----------
Total Time Deposits (Cost $3,000,000).............                                                        3,000,000
                                                                                                        -----------
REGULATED INVESTMENT COMPANIES -- 0.0%
  Dreyfus Cash Management Fund....................                                                  1             1
  Provident National Fund.........................                                                  1             1
                                                                                                        -----------
Total Regulated Investment Companies (Cost $2)....                                                                2
                                                                                                        -----------
REPURCHASE AGREEMENTS -- 21.2%
  Goldman Sachs, dated 1/2/98, with a maturity
     value of $17,504,391, (Collateralized by
     $18,500,00 Commercial Paper, 4/6/98, fair
     value -- $18,137,255)........................                  6.65       1/2/98      17,497,926    17,497,926
                                                                                                        -----------
Total Repurchase Agreements (Cost $17,497,926)....                                                       17,497,926
                                                                                                        -----------
TOTAL (AMORTIZED COST $82,397,358) (A) 99.8%......                                                      $82,397,358
                                                                                                        ===========

---------------
Percentages indicated are based on net assets of $82,550,347.
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Illiquid
(c) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Directors.
* Variable rate security. Rate represents rate in effect at December 31, 1997. Maturity date reflects the next rate change date.
NR -- Not Rated

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost..............  $64,899,432
  Repurchase agreements, at amortized cost..................   17,497,926
  Interest receivable.......................................      512,761
  Receivable for capital shares issued......................        8,590
  Deferred organization costs...............................       16,788
  Prepaid expenses and other assets.........................        7,299
                                                              -----------
Total assets................................................   82,942,796
                                                              -----------
LIABILITIES
  Distributions payable.....................................      333,009
  Payable for capital shares redeemed.......................          629
  Accrued expenses:
     Advisory fees..........................................        6,611
     Sub-advisory fees......................................        9,917
     Administration fees....................................        6,611
     Shareholder service fees--Investor Shares..............       10,053
     Accounting fees........................................        4,462
     Custodian fees.........................................        6,132
     Audit fees.............................................        7,286
     Other..................................................        7,739
                                                              -----------
Total liabilities...........................................      392,449
                                                              -----------
NET ASSETS
     Investor Shares........................................   56,161,196
     Trust Shares...........................................   26,389,151
                                                              -----------
Total Net Assets............................................  $82,550,347
                                                              ===========
Shares Outstanding ($0.001 par value, 1 billion shares
  authorized)
     Investor Shares........................................   56,162,574
     Trust Shares...........................................   26,389,571
                                                              -----------
                                                               82,552,145
                                                              ===========
Net Asset Value, Offering Price and Redemption Price per
  Share
     Investor Shares........................................        $1.00
                                                                    -----
     Trust Shares...........................................        $1.00
                                                                    -----
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................  $    82,552
  Additional paid-in capital................................   82,466,030
  Undistributed net investment income.......................        3,563
  Accumulated net realized losses on investment
     transactions...........................................       (1,798)
                                                              -----------
Net Assets, December 31, 1997...............................  $82,550,347
                                                              ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................             $4,549,373
Expenses
  Advisory fees.............................................  $ 80,064
  Sub-advisory fees.........................................   120,097
  Administration fees.......................................    80,064
  Shareholder service fees--Investor Shares.................    93,044
  Custodian fees............................................    34,049
  Accounting fees...........................................    60,127
  Transfer agent fees and expenses..........................    52,685
  Legal fees................................................     4,650
  Audit fees................................................    18,029
  Reports to shareholders...................................    17,006
  Amortization of organization expenses.....................    12,410
  Directors' fees...........................................     7,642
  Insurance expense.........................................     6,005
  Registration fees.........................................     5,606
  Other expenses............................................     1,448
                                                              --------
Total expenses..............................................                592,926
                                                                         ----------
Net Investment Income.......................................              3,956,447
                                                                         ----------
REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS
  Net realized gains (losses) on investment transactions....                   (760)
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $3,955,687
                                                                         ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                              -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $   3,956,447        $   3,612,781
  Net realized gains (losses) on investment transactions....             (760)                (149)
                                                                -------------        -------------
  Net increase in net assets resulting from operations......        3,955,687            3,612,632
                                                                -------------        -------------
Distributions to Investor Class:
  From net investment income................................       (1,794,260)          (2,446,618)
Distributions to Trust Class:
  From net investment income................................       (2,162,187)          (1,166,163)(a)
                                                                -------------        -------------
Total distributions to shareholders.........................       (3,956,447)          (3,612,781)
                                                                -------------        -------------
Capital Share Transactions (at $1.00 per share)
  Proceeds from shares issued...............................      347,193,012          381,614,137
  Dividends reinvested......................................          357,817               26,543
  Cost of shares redeemed...................................     (335,936,165)        (374,623,264)
                                                                -------------        -------------
  Net increase in net assets from capital share
     transactions...........................................       11,614,664            7,017,416
                                                                -------------        -------------
Total increase (decrease) in Net Assets.....................       11,613,904            7,017,267
NET ASSETS
  Beginning of period.......................................       70,936,443           63,919,176
                                                                -------------        -------------
  End of period.............................................    $  82,550,347        $  70,936,443
                                                                =============        =============
SHARE TRANSACTIONS:
  Issued....................................................      347,193,012          381,614,137
  Reinvested................................................          357,817               26,543
  Redeemed..................................................     (335,936,165)        (374,623,264)
                                                                -------------        -------------
  Change in shares..........................................       11,614,664            7,017,416
                                                                =============        =============

---------------
(a) For the period from July 1, 1996 (commencement of operations of Trust Shares) through December 31, 1996.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                                                 AMORTIZED
                                                                     MATURITY     PRINCIPAL         COST
                                                           RATE        DATE        AMOUNT         (NOTE 2)
                                                           ----      --------    -----------    ------------
U.S. TREASURY BILLS -- 5.2%
  U.S. Treasury Bill.....................................  5.15%*     3/12/98    $10,000,000    $  9,900,931
                                                                                                ------------
Total U.S. Treasury Bills (Cost $9,900,931)..............                                          9,900,931
                                                                                                ------------
U.S. TREASURY NOTES -- 23.6%
  U.S. Treasury Note.....................................  5.63       1/31/98     10,000,000      10,000,649
  U.S. Treasury Note.....................................  5.13       2/28/98      5,000,000       4,996,353
  U.S. Treasury Note.....................................  5.88       4/30/98      5,000,000       5,006,368
  U.S. Treasury Note.....................................  6.13       5/15/98      5,000,000       5,010,007
  U.S. Treasury Note.....................................  6.00       5/31/98      5,000,000       5,010,678
  U.S. Treasury Note.....................................  5.13       6/30/98      5,000,000       4,991,786
  U.S. Treasury Note.....................................  6.25       7/31/98      5,000,000       5,019,521
  U.S. Treasury Note.....................................  5.88       8/15/98      5,000,000       5,006,564
                                                                                                ------------
Total U.S. Treasury Notes (Cost $45,041,926).............                                         45,041,926
                                                                                                ------------
U.S. TREASURY STRIPS -- 18.1%
  U.S. Treasury Strip....................................  5.67*      2/15/98     15,000,000      14,902,391
  U.S. Treasury Strip....................................  5.67*      2/15/98     10,000,000       9,934,010
  U.S. Treasury Strip....................................  5.48*      5/15/98      5,000,000       4,901,439
  U.S. Treasury Strip....................................  5.61*      8/15/98      5,000,000       4,828,468
                                                                                                ------------
Total U.S. Treasury Strips (Cost $34,566,308)............                                         34,566,308
                                                                                                ------------
REPURCHASE AGREEMENTS -- 53.2%
  Goldman Sachs, dated 1/2/98, with a maturity value of
     $46,438,003, (Collateralized by $46,035,000 U.S.
     Treasury Bonds, 6.13%, 11/15/27, fair
     value -- $47,352,483)...............................  5.75        1/2/98     46,423,173      46,423,173
  Merrill Lynch, dated 1/5/98, with a maturity value of
     $9,007,375, (Collateralized by $8,945,000 U.S.
     Treasury Notes, 5.88%, 1/31/99, fair
     value -- $9,180,307)................................  5.90        1/5/98      9,000,000       9,000,000
  Prudential, dated 1/5/98, with a maturity value of
     $46,461,859, (Collateralized by $58,538,263
     Government National Mortgage Assoc., 7.00%-8.50%,
     1/1/00-11/15/27, fair value -- $47,351,637).........  6.00        1/5/98     46,423,172      46,423,172
                                                                                                ------------
Total Repurchase Agreements (Cost $101,846,345)..........                                        101,846,345
                                                                                                ------------
TOTAL (AMORTIZED COST $191,355,510) (A) -- 100.1%........                                       $191,355,510
                                                                                                ============

------------------
Percentages indicated are based on net assets of $191,239,762.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Yield effective at issue.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost..............  $ 89,509,165
  Repurchase agreements, at amortized cost..................   101,846,345
  Interest receivable.......................................       698,003
  Receivable for capital shares issued......................         3,478
  Deferred organization costs...............................        17,904
  Prepaid expenses and other assets.........................        53,710
                                                              ------------
Total assets................................................   192,128,605
                                                              ------------

LIABILITIES
  Distributions payable.....................................       769,813
  Payable for capital shares redeemed.......................           169
  Accrued expenses:
     Advisory fees..........................................        39,027
     Administration fees....................................        15,610
     Shareholder service fees--Investor Shares..............        16,369
     Accounting fees........................................         8,886
     Custodian fees.........................................        10,502
     Audit fees.............................................         9,635
     Other..................................................        18,832
                                                              ------------
Total liabilities...........................................       888,843
                                                              ------------

NET ASSETS
  Investor Shares...........................................  $ 77,065,086
  Trust Shares..............................................   114,174,676
                                                              ------------
                                                              $191,239,762
                                                              ============

Shares Outstanding ($0.001 par value, 1 billion shares
  authorized)
  Investor Shares...........................................    77,065,086
  Trust Shares..............................................   114,174,676
                                                              ------------
                                                               191,239,762
                                                              ------------

Net Asset Value, Offering Price and Redemption Price per
  Share
  Investor Shares...........................................         $1.00
                                                                     -----
  Trust Shares..............................................         $1.00
                                                                     -----

COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................  $    191,240
  Additional paid-in capital................................   191,044,983
  Undistributed net investment income.......................         3,539
                                                              ------------
Net Assets, December 31, 1997...............................  $191,239,762
                                                              ============

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................             $10,306,993
Expenses
  Advisory fees.............................................  $474,129
  Administration fees.......................................   189,650
  Shareholder service fees--Investor Shares.................   201,894
  Custodian fees............................................    44,524
  Accounting fees...........................................    73,102
  Transfer agent fees and expenses..........................    44,043
  Legal fees................................................    16,272
  Audit fees................................................    20,066
  Reports to shareholders...................................    44,472
  Amortization of organization expenses.....................    12,410
  Directors' fees...........................................     4,535
  Insurance expense.........................................     5,583
  Registration fees.........................................    18,608
                                                              --------
     Total expenses.........................................               1,149,288
                                                                         -----------
Net Investment Income.......................................               9,157,705
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 9,157,705
                                                                         ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                              ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $   9,157,705        $   8,714,947
                                                                -------------        -------------
Distributions to Investor Class
  From net investment income................................       (3,780,942)          (5,988,175)
Distributions to Trust Class
  From net investment income................................       (5,376,763)          (2,726,772)(a)
                                                                -------------        -------------
Total distributions to shareholders.........................       (9,157,705)          (8,714,947)
                                                                -------------        -------------
Capital Share Transactions (at $1.00 per share)
  Proceeds from shares issued...............................      469,670,555          460,104,988
  Dividends reinvested......................................          107,555               56,500
  Cost of shares redeemed...................................     (466,544,751)        (440,585,214)
                                                                -------------        -------------
  Net increase (decrease) in net assets from capital share
     transactions...........................................        3,233,359           19,576,274
                                                                -------------        -------------
Total Increase (Decrease) in Net Assets.....................        3,233,359           19,576,274
NET ASSETS
  Beginning of period.......................................      188,006,403          168,430,129
                                                                -------------        -------------
  End of period.............................................    $ 191,239,762        $ 188,006,403
                                                                =============        =============
SHARE TRANSACTIONS:
  Issued....................................................      469,670,545          460,104,988
  Reinvested................................................          107,555               56,500
  Redeemed..................................................     (466,544,741)        (440,585,214)
                                                                -------------        -------------
  Change in shares..........................................        3,233,359           19,576,274
                                                                =============        =============

---------------
(a) For the period from July 1, 1996 (commencement of operations of Trust Shares) through December 31, 1996.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS -- 94.9%
AIR TRANSPORTATION -- 2.9%
  Southwest Airlines Co.....................................    169,950   $  4,185,019
                                                                          ------------
BANKING -- 10.1%
  Banc One Corp.............................................     65,000      3,530,313
  First Union Corp..........................................     42,000      2,152,500
  Norwest Corp..............................................    117,080      4,522,214
  Wachovia Corp.............................................     52,000      4,218,500
                                                                          ------------
                                                                            14,423,527
                                                                          ------------
COMPUTER SOFTWARE -- 6.4%
  Cisco Systems, Inc. (b)...................................     65,825      3,669,744
  Computer Sciences Corp. (b)...............................     33,500      2,797,250
  Microsoft Corp. (b).......................................     21,000      2,714,250
                                                                          ------------
                                                                             9,181,244
                                                                          ------------
CONSUMER -- MISCELLANEOUS SERVICES -- 5.9%
  Cendant Corp..............................................    102,500      3,523,438
  Corrections Corp. of America (b)..........................     36,200      1,341,663
  Service Corp. International...............................     95,500      3,527,530
                                                                          ------------
                                                                             8,392,631
                                                                          ------------
COSMETICS & TOILETRIES -- 2.3%
  Gillette Co...............................................     32,000      3,214,000
                                                                          ------------
DATA PROCESSING -- 2.7%
  Automatic Data Processing, Inc............................     63,500      3,897,313
                                                                          ------------
ELECTRICAL EQUIPMENT -- 3.2%
  General Electric Co.......................................     62,500      4,585,938
                                                                          ------------
ELECTRONIC COMPONENTS -- 1.0%
  Intel Corp................................................     20,000      1,405,000
                                                                          ------------
ENTERTAINMENT -- 2.1%
  Time Warner, Inc..........................................     48,000      2,976,000
                                                                          ------------
FINANCIAL SERVICES -- 3.0%
  Fannie Mae................................................     75,500      4,308,219
                                                                          ------------
FOOD & RELATED -- 2.2%
  Conagra, Inc..............................................     97,400      3,195,938
                                                                          ------------
HEALTH CARE -- DRUGS -- 8.0%
  Bristol Myers Squibb Co...................................     37,500      3,548,438
  Eli Lilly & Co............................................     54,600      3,801,525
  Pfizer, Inc...............................................     54,400      4,056,199
                                                                          ------------
                                                                            11,406,162
                                                                          ------------
HEALTH CARE -- REHABILITATIVE SERVICES -- 2.1%
  HEALTHSOUTH Rehabilitation Corp. (b)......................    105,500      2,927,625
                                                                          ------------
HOUSEHOLD -- GENERAL PRODUCTS -- 3.1%
  Newell Co.................................................    102,500      4,356,250
                                                                          ------------
INSURANCE -- LIFE -- 1.7%
  Hartford Life -- Class A..................................     52,000      2,356,250
                                                                          ------------

                                                                       Continued

                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS, CONTINUED:
INSURANCE -- PROPERTY & CASUALTY -- 2.6%
  American International Group, Inc.........................     34,500   $  3,751,875
                                                                          ------------
MACHINERY & EQUIPMENT -- 0.6%
  Deere & Co................................................     15,000        874,688
                                                                          ------------
MANUFACTURING -- 2.0%
  Tyco International........................................     64,510      2,906,982
                                                                          ------------
MEDICAL -- HOSPITAL MANAGEMENT SERVICES -- 3.5%
  Health Care & Retirement Corp. (b)........................     77,500      3,119,375
  HealthCare Compare Corp. (b)..............................     37,250      1,904,406
                                                                          ------------
                                                                             5,023,781
                                                                          ------------
MEDICAL EQUIPMENT & SUPPLIES -- 3.6%
  Biomet, Inc...............................................     90,000      2,306,250
  Sybron International Corp. -- Wisconsin (b)...............     60,780      2,852,861
                                                                          ------------
                                                                             5,159,111
                                                                          ------------
OIL & GAS -- 0.9%
  Mitchell Energy & Development, Class B....................     43,300      1,261,113
                                                                          ------------
PETROLEUM -- SERVICES -- 4.3%
  Halliburton Co............................................     59,500      3,090,281
  Schlumberger Ltd..........................................     38,500      3,099,250
                                                                          ------------
                                                                             6,189,531
                                                                          ------------
RETAIL -- 2.7%
  Dayton Hudson Corp........................................     56,000      3,780,000
                                                                          ------------
RETAIL-SPECIALTY STORES -- 14.4%
  Arbor Drugs, Inc..........................................    233,250      4,315,124
  AutoZone, Inc. (b)........................................     67,500      1,957,500
  Barnes & Noble, Inc. (b)..................................    112,000      3,738,000
  Home Depot, Inc...........................................     72,750      4,283,156
  Office Depot, Inc. (b)....................................     92,000      2,202,250
  Walgreen Co...............................................    124,400      3,903,050
                                                                          ------------
                                                                            20,399,080
                                                                          ------------
TELECOMMUNICATIONS -- 2.5%
  Ericsson (LM) Telephone...................................     39,300      1,466,381
  Lucent Technologies Inc...................................     26,500      2,116,688
                                                                          ------------
                                                                             3,583,069
                                                                          ------------
TOOLS -- 1.1%
  Stanley Works.............................................     33,300      1,571,344
                                                                          ------------
Total Common Stocks (Cost $98,072,289)......................               135,311,690
                                                                          ------------
REGULATED INVESTMENT COMPANIES -- 4.2%
  AIM Liquid Assets Money Market Fund.......................      8,095          8,095
  AIM Prime Money Market Fund...............................  2,543,846      2,543,846
  Dreyfus Prime Money Market Fund...........................          1              1
  S & P 500 Depository Receipt..............................     35,000      3,392,813
                                                                          ------------
Total Regulated Investment Companies (Cost $5,982,821)......                 5,944,755
                                                                          ------------

                                                                       Continued

                                                                               MATURITY   PRINCIPAL       VALUE
                                                                      RATE       DATE       AMOUNT       (NOTE 2)
                                                                    --------   --------   ----------   ------------
U.S. TREASURY BILLS -- 1.0%
  U.S. Treasury Bill.............................................     5.12%*     2/5/98   $1,500,000   $  1,492,555
                                                                                                       ------------
TOTAL U.S. TREASURY BILLS (COST $1,492,417)......................                                         1,492,555
                                                                                                       ------------
TOTAL (COST $105,547,527)(A) -- 100.1%...........................                                      $142,749,000
                                                                                                       ============

---------------
Percentages indicated are based on net assets of $142,619,358.

(a) Represents cost for financial reporting purposes and differs from cost basis from income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $115,791. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.....................................  $37,375,032
            Unrealized depreciation.....................................  $  (289,350)
                                                                          -----------
            Net unrealized appreciation.................................  $37,085,682
                                                                          ===========

(b) Non-income producing security

* Yield at issue

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (Cost $105,547,527)...  $142,749,000
  Interest and dividends receivable.........................       141,877
  Receivable for capital shares sold........................        15,000
  Deferred organization costs...............................         7,413
  Prepaid expenses and other assets.........................        19,481
                                                              ------------
Total assets................................................   142,932,771
                                                              ------------
LIABILITIES
  Distributions payable.....................................       268,135
  Accrued expenses:
     Administration fees....................................        18,083
     Distribution fees -- Investor Shares...................            76
     Accounting fees........................................         3,509
     Custodian fees.........................................         2,531
     Audit fees.............................................         6,824
     Other..................................................        14,255
                                                              ------------
Total liabilities...........................................       313,413
                                                              ------------
NET ASSETS
     Investor Shares........................................       858,264
     Trust Shares...........................................   141,761,094
                                                              ------------
                                                              $142,619,358
                                                              ------------
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Investor Shares........................................        67,077
     Trust Shares...........................................    11,172,613
                                                              ------------
                                                                11,239,690
                                                              ============
NET ASSET VALUE
  Investor Shares -- redemption price per share.............        $12.80
                                                                    ------
  Investor Shares -- maximum sales charge...................          4.75%
                                                                    ------
  Investor Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge)
     of net asset adjusted to nearest cent).................        $13.44
                                                                    ======
Trust Shares -- offering and redemption price per share.....        $12.69
                                                                    ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     11,240
  Additional paid-in capital................................   105,273,051
  Undistributed (distributions in excess of) net investment
     income.................................................        (2,107)
  Net unrealized appreciation from investments..............    37,201,473*
  Accumulated net realized gains on investment
     transactions...........................................       135,701
                                                              ------------
Net Assets, December 31, 1997...............................  $142,619,358
                                                              ============

---------------
* Represents sum of current periods unrealized appreciation plus common trust fund appreciation. See Note 7.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $   114,616
Dividends...................................................                 1,527,699
                                                                           -----------
Total Investment Income.....................................                 1,642,315

Expenses
  Advisory fees.............................................  $  783,646
  Administration fees.......................................     180,842
  Distribution fees -- Investor Shares......................     214,963
  Custodian fees............................................      19,058
  Accounting fees...........................................      57,524
  Transfer agent fees and expenses..........................      19,567
  Legal fees................................................      10,550
  Audit fees................................................      19,734
  Reports to shareholders...................................      34,253
  Amortization of organization expenses.....................       3,039
  Directors' fees...........................................       6,555
  Insurance expense.........................................       4,527
  Registration fees.........................................       1,869
  Other expenses............................................         665
                                                              ----------
     Total expenses before fee waivers......................   1,356,792
     Less: Fee waivers......................................    (356,352)
                                                              ----------
     Total expenses.........................................                 1,000,440
                                                                           -----------
Net Investment Income.......................................                   641,875
                                                                           -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                19,491,761
  Net change in unrealized appreciation (depreciation) on
     investments............................................                11,188,742
                                                                           -----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                30,680,503
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $31,322,378
                                                                           ===========

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED            PERIOD ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996 (A)
                                                              -----------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $    641,875            $    (5,801)
  Net realized gains (losses) on investment transactions....      19,491,761               (182,054)
  Net change in unrealized appreciation (depreciation) on
     investments............................................      11,188,742              5,843,782
                                                                ------------            -----------
  Net increase in net assets resulting from operations......      31,322,378              5,655,927
                                                                ------------            -----------
Distributions to Investor Class
  From net investment income................................        (374,481)                    --
  From net realized gains...................................        (121,087)                    --
Distributions to Trust Class (b)
  From net investment income................................        (266,590)                    --
  From net realized gains...................................     (19,052,919)                    --
                                                                ------------            -----------
Total distributions to shareholders.........................     (19,815,077)                    --
                                                                ------------            -----------
Capital Share Transactions
  Proceeds from shares issued...............................     248,661,873             47,441,776
  Dividends reinvested......................................      19,301,059                     --
  Cost of shares redeemed...................................    (185,858,842)            (4,089,736)
                                                                ------------            -----------
  Net increase in net assets from capital share
     transactions...........................................      82,104,090             43,352,040
                                                                ------------            -----------
Total increase (decrease) in Net Assets.....................      93,611,391             49,007,967
NET ASSETS
  Beginning of period.......................................      49,007,967                     --
                                                                ------------            -----------
  End of period.............................................    $142,619,358            $49,007,967
                                                                ============            ===========

SHARE TRANSACTIONS
  Issued....................................................      17,028,511              4,712,999
  Reinvested................................................       1,524,272                     --
  Redeemed..................................................     (11,641,375)              (384,717)
                                                                ------------            -----------
  Change in shares..........................................       6,911,408              4,328,282
                                                                ============            ===========

---------------
(a) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(b) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS -- 93.0%
BANKING -- 9.4%
  Crestar Financial Corp....................................     12,000   $    684,000
  First Tennessee National Corp.............................     13,000        867,750
  Mellon Bank Corp..........................................     31,000      1,879,374
  NationsBank Corp..........................................     21,000      1,277,063
  Wells Fargo & Co..........................................      5,000      1,697,187
                                                                          ------------
                                                                             6,405,374
                                                                          ------------
BEVERAGES -- 2.7%
  PepsiCo,Inc...............................................     50,000      1,821,875
                                                                          ------------
BUSINESS EQUIPMENT & SERVICES -- 2.6%
  Xerox Corp................................................     24,000      1,771,500
                                                                          ------------
CHEMICALS-SPECIALTY -- 1.1%
  Witco Corp................................................     19,000        775,438
                                                                          ------------
COSMETICS & TOILETRIES -- 1.1%
  Colgate Palmolive Co......................................     10,000        735,000
                                                                          ------------
DATA PROCESSING -- 4.2%
  Automatic Data Processing, Inc............................     31,400      1,927,175
  First Data Corp...........................................     32,176        941,148
                                                                          ------------
                                                                             2,868,323
                                                                          ------------
ELECTRICAL EQUIPMENT -- 3.8%
  Emerson Electric..........................................     46,000      2,596,125
                                                                          ------------
FINANCIAL SERVICES -- 4.3%
  American Express Co.......................................     13,000      1,160,250
  Fannie Mae................................................     31,000      1,768,938
                                                                          ------------
                                                                             2,929,188
                                                                          ------------
FOOD & RELATED -- 3.5%
  Conagra, Inc..............................................     29,000        951,563
  H.J. Heinz Co.............................................     28,000      1,422,750
                                                                          ------------
                                                                             2,374,313
                                                                          ------------
HEALTH CARE -- DRUGS -- 8.7%
  Abbott Labs...............................................     28,000      1,835,750
  Bristol Myers Squibb Co...................................     24,000      2,270,999
  Glaxo Wellcome PLC--ADR...................................     38,000      1,819,250
                                                                          ------------
                                                                             5,925,999
                                                                          ------------
HOUSEHOLD -- GENERAL PRODUCTS -- 2.5%
  Newell Co.................................................     41,000      1,742,500
                                                                          ------------
INSURANCE -- 2.1%
  Allstate Corp.............................................     16,000      1,454,000
                                                                          ------------
INSURANCE -- LIFE -- 1.1%
  Jefferson Pilot Corp......................................     10,000        778,750
                                                                          ------------

                                                                       Continued

                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS, CONTINUED:
MANUFACTURING -- 5.4%
  Fortune Brands Inc........................................     48,000   $  1,779,000
  Johnson Controls, Inc.....................................     40,000      1,910,000
                                                                          ------------
                                                                             3,689,000
                                                                          ------------
MEDICAL EQUIPMENT & SUPPLIES -- 1.3%
  Baxter International, Inc.................................     17,000        857,438
                                                                          ------------
OIL & GAS -- 4.3%
  Exxon Corp................................................     10,000        611,875
  Mobil Corp................................................      8,000        577,500
  Royal Dutch Petroleum.....................................     13,000        704,438
  Texaco, Inc...............................................     19,000      1,033,125
                                                                          ------------
                                                                             2,926,938
                                                                          ------------
PETROLEUM -- SERVICES -- 2.2%
  Dresser Industries, Inc...................................     36,000      1,509,750
                                                                          ------------
PUBLISHING -- 2.7%
  Gannett Co., Inc..........................................     18,000      1,112,625
  McGraw Hill, Inc..........................................     10,000        740,000
                                                                          ------------
                                                                             1,852,625
                                                                          ------------
REAL ESTATE INVESTMENT TRUST -- 5.8%
  Crescent Real Estate......................................     28,000      1,102,499
  Equity Office Properties..................................     20,500        647,031
  Equity Residential Property...............................     25,000      1,264,062
  Hospitality Properties Trust..............................     29,500        969,813
                                                                          ------------
                                                                             3,983,405
                                                                          ------------
RETAIL -- 3.2%
  J.C. Penney, Inc..........................................     18,000      1,085,625
  Wal Mart Stores, Inc......................................     28,000      1,104,250
                                                                          ------------
                                                                             2,189,875
                                                                          ------------
TOBACCO -- 1.5%
  Philip Morris Cos., Inc...................................     23,000      1,042,188
                                                                          ------------
UTILITIES -- 4.3%
  DPL, Inc..................................................     48,000      1,380,000
  Scana Corp................................................     27,200        814,300
  Teco Energy, Inc..........................................     25,600        720,000
                                                                          ------------
                                                                             2,914,300
                                                                          ------------
UTILITIES-ELECTRIC -- 5.4%
  Carolina Power & Light Co.................................     10,000        424,375
  Duke Energy Corp..........................................     42,000      2,325,750
  NIPSCO Industries, Inc....................................     18,400        909,650
                                                                          ------------
                                                                             3,659,775
                                                                          ------------
UTILITIES-GAS & PIPELINE -- 2.9%
  Consolidated Natural Gas Co...............................     33,000      1,996,500
                                                                          ------------
UTILITIES-TELEPHONE -- 3.4%
  Bellsouth Corp............................................     12,000        675,750
  GTE Corp..................................................     23,000      1,201,750
  SBC Communications, Inc...................................      6,000        439,500
                                                                          ------------
                                                                             2,317,000
                                                                          ------------

                                                                       Continued

                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS, CONTINUED:
WHOLESALE -- 3.5%
  Sysco Corp................................................     53,000   $  2,414,813
                                                                          ------------
Total Common Stocks (Cost $51,154,621)......................                63,531,992
                                                                          ------------
PREFERRED STOCKS -- 1.3%
COMPUTER SOFTWARE -- 1.3%
  Microsoft Corp., Series A.................................     10,000        898,750
                                                                          ------------
Total Preferred Stocks (Cost $820,260)......................                   898,750
                                                                          ------------
REGULATED INVESTMENT COMPANIES -- 4.7%
  AIM Liquid Assets Money Market Fund.......................    266,191        266,191
  AIM Prime Money Market Fund...............................  1,602,060      1,602,060
  S & P 500 Depository Receipt..............................     14,000      1,357,125
                                                                          ------------
Total Regulated Investment Companies (Cost $3,246,787)......                 3,225,376
                                                                          ------------

                                                                                MATURITY   PRINCIPAL
                                                                       RATE       DATE       AMOUNT
                                                                     --------   --------   ----------
U.S. TREASURY BILLS -- 3.2%
  U.S. Treasury Bill..............................................     5.20%*    5/28/98   $  750,000   $   734,055
  U.S. Treasury Bill..............................................     5.26*     7/23/98    1,000,000       970,590
  U.S. Treasury Bill..............................................     5.28*     8/20/98      500,000       483,260
                                                                                                        -----------
TOTAL U.S. TREASURY BILLS (COST $2,187,712).......................                                        2,187,905
                                                                                                        -----------
TOTAL (Cost $57,409,380) (a) 102.2%...............................                                      $69,844,023
                                                                                                        ===========

---------------
Percentages indicated are based on net assets of $68,337,680.
(a) Represents cost for financial reporting purposes and differs from cost basis from income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $4,137. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............................  $12,979,014
        Unrealized depreciation.............................  $  (548,508)
                                                              -----------
Net unrealized appreciation.................................  $12,430,506
                                                              ===========

  * Yield at issue
PLC = Public Limited Company
ADR = American Depository Receipt

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $57,409,380)....  $69,844,023
  Interest receivable.......................................      144,817
  Receivable for investment securities sold.................      312,927
  Deferred organization costs...............................        4,384
  Prepaid expenses and other assets.........................        8,932
                                                              -----------
Total assets................................................   70,315,083
                                                              -----------
LIABILITIES
  Distributions payable.....................................      134,352
  Payable for investment securities purchased...............    1,805,186
  Accrued expenses:
     Administration fees....................................        8,499
     Accounting fees........................................        2,353
     Custodian fees.........................................        5,234
     Legal fees.............................................        2,859
     Audit fees.............................................        9,064
     Other..................................................        9,856
                                                              -----------
Total liabilities...........................................    1,977,403
                                                              -----------
NET ASSETS
     Investor Shares........................................      388,420
     Trust Shares...........................................   67,949,260
                                                              -----------
                                                              $68,337,680
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Investor Shares........................................       37,473
     Trust Shares...........................................    6,554,392
                                                              -----------
                                                                6,591,865
                                                              ===========
NET ASSET VALUE
  Investor Shares -- redemption price per share.............       $10.37
                                                                   ------
  Investor Shares -- maximum sales charge...................         4.75%
                                                                   ------
  Investor Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge)
     of net asset adjusted to nearest cent).................       $10.89
                                                                   ======
  Trust Shares -- offering and redemption price per share...       $10.37
                                                                   ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     6,592
  Additional paid-in capital................................   53,498,948
  Undistributed (distributions in excess of) net investment
     income.................................................       (2,069)
  Net unrealized appreciation from investments..............   12,434,643*
  Accumulated net realized gains on investment
     transactions...........................................    2,399,566
                                                              -----------
Net Assets, December 31, 1997...............................  $68,337,680
                                                              ===========

---------------
* Represents sum of current periods unrealized appreciation plus common trust fund appreciation. See Note 7.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1997 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $   177,991
Dividends...................................................                 1,384,374
                                                                           -----------
Total Investment Income.....................................                 1,562,365

Expenses
  Advisory fees.............................................  $ 332,185
  Administration fees.......................................     76,658
  Distribution fees -- Investor Shares......................     88,282
  Custodian fees............................................     20,549
  Accounting fees...........................................     42,513
  Transfer agent fees and expenses..........................     19,243
  Legal fees................................................     14,631
  Audit fees................................................     15,523
  Reports to shareholders...................................     13,494
  Amortization of organization expenses.....................      3,648
  Directors' fees...........................................      2,128
  Insurance expense.........................................      1,800
  Registration fees.........................................      4,022
  Other expenses............................................         11
                                                              ---------
     Total expenses before fee waivers......................    634,687
     Less: Fee waivers......................................   (153,843)
                                                              ---------
  Total expenses............................................                   480,844
                                                                           -----------
Net Investment Income.......................................                 1,081,521
                                                                           -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                12,492,214
  Net change in unrealized appreciation (depreciation) on
     investments............................................                   132,903
                                                                           -----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                12,625,117
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $13,706,638
                                                                           ===========

---------------
(a) For the period from February 28, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  PERIOD ENDED
                                                              DECEMBER 31, 1997 (a)
                                                              ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................      $  1,081,521
  Net realized gains (losses) on investment transactions....        12,492,214
  Net change in unrealized appreciation (depreciation) on
     investments............................................           132,903
                                                                  ------------
  Net increase in net assets resulting from operations......        13,706,638
                                                                  ------------
Distributions to Investor Class
  From net investment income................................          (723,804)
  From net realized gains...................................           (45,604)
Distributions to Trust Class (b)
  From net investment income................................          (361,492)
  From net realized gains...................................       (10,045,338)
                                                                  ------------
Total distributions to shareholders.........................       (11,176,238)
                                                                  ------------
Capital Share Transactions
  Proceeds from shares issued...............................       137,340,554
  Dividends reinvested......................................        10,088,221
  Cost of shares redeemed...................................       (81,621,495)
                                                                  ------------
  Net increase in net assets from capital share
     transactions...........................................        65,807,280
                                                                  ------------
Total increase (decrease) in Net Assets.....................        68,337,680
NET ASSETS
  Beginning of period.......................................                --
                                                                  ------------
  End of period.............................................      $ 68,337,680
                                                                  ============
SHARE TRANSACTIONS
  Issued....................................................        11,546,178
  Reinvested................................................           988,858
  Redeemed..................................................        (5,943,171)
                                                                  ------------
  Change in shares..........................................         6,591,865
                                                                  ============

---------------
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                     S&P/MOODY'S
                                                       RATINGS                MATURITY     PRINCIPAL        VALUE
                                                     (UNAUDITED)     RATE       DATE        AMOUNT        (NOTE 2)
                                                     -----------   --------   --------   -------------   -----------
CORPORATE BONDS -- 73.5%
BANKING -- 11.9%
  ABN AMRO Bank....................................  A/Aa3           6.63%    10/31/01   $   1,550,000   $ 1,567,438
  First Union Corp., Putable on 2/15/06 @ 100......  A/A1            6.18      2/15/36       1,500,000     1,488,750
  NationsBank Corp.................................  A/A1            7.75      8/15/15         925,000     1,018,656
  SunTrust Banks...................................  A/A2            7.38       7/1/06       2,200,000     2,332,000
  Wachovia Corp....................................  AA-/A1          6.61      10/1/25       2,100,000     2,160,375
                                                                                                         -----------
                                                                                                           8,567,219
                                                                                                         -----------
FINANCIAL SERVICES -- 10.0%
  Associates Corp. N.A.............................  AA-/Aa3         7.30      3/15/98       1,000,000     1,003,060
  Associates Corp. N.A.............................  AA-/Aa3         7.32      1/13/03         800,000       841,000
  Ford Motor Credit Corp...........................  A/A1            6.38      10/6/00         500,000       503,750
  General Electric Capital Corp....................  AAA/Aaa         7.50      8/21/35       1,500,000     1,680,000
  General Motors Acceptance Corp...................  A-/A3           7.25       5/5/99       1,925,000     1,953,875
  USLIFE Corp......................................  AA-/A2          6.38      6/15/00       1,250,000     1,246,875
                                                                                                         -----------
                                                                                                           7,228,560
                                                                                                         -----------
INDUSTRIAL GOODS & SERVICES -- 21.2%
  Air Products & Chemicals.........................  A/A2            7.80      6/15/26       1,750,000     1,949,063
  Anheuser-Busch Cos., Callable 7/1/07 @ 103.03....  A+/A1           7.13       7/1/17       1,500,000     1,560,000
  Harris Corp., Callable 12/1/98 @ 105.14..........  A-/A3          10.38      12/1/18       1,050,000     1,139,250
  IBM Corp.........................................  A/A1            7.00     10/30/25       2,000,000     2,070,000
  Lockheed Martin Corp.............................  BBB+/A3         6.55      5/15/99       2,400,000     2,414,999
  Motorola, Inc....................................  AA/Aa3          6.50       3/1/08       2,150,000     2,195,688
  Reliance Electric Co.............................  AA-/A2          6.80      4/15/03       1,500,000     1,545,000
  Weyerhaeuser Paper Products Co...................  A/A2            7.13      7/15/23       2,250,000     2,334,374
                                                                                                         -----------
                                                                                                          15,208,374
                                                                                                         -----------
INSURANCE-PROPERTY & CASUALTY -- 2.6%
  Travelers/Aetna Property & Casualty..............  A+/A1           6.75      4/15/01       1,850,000     1,882,375
                                                                                                         -----------
RETAIL-STORES -- 5.6%
  Dayton Hudson Co.................................  BBB+/Baa1       6.80      10/1/01       1,500,000     1,524,375
  J C Penney & Co..................................  A/A2            7.25       4/1/02       1,000,000     1,036,250
  J C Penney & Co..................................  A/A2            6.50      6/15/02       1,500,000     1,511,250
                                                                                                         -----------
                                                                                                           4,071,875
                                                                                                         -----------
TELECOMMUNICATIONS -- 5.7%
  Ameritech Cap. Funding...........................  AA+/Aa3         6.88     10/15/27       2,000,000     2,060,000
  BellSouth Corp...................................  AAA/Aaa         8.25       7/1/32         450,000       504,000
  GTE Corp., Callable 2/1/07 @ 103.95..............  A/Baa1          7.90       2/1/27       1,450,000     1,524,313
                                                                                                         -----------
                                                                                                           4,088,313
                                                                                                         -----------

                                                                       Continued

                                                     S&P/MOODY'S
                                                       RATINGS                MATURITY     PRINCIPAL        VALUE
                                                     (UNAUDITED)     RATE       DATE        AMOUNT        (NOTE 2)
                                                     -----------   --------   --------   -------------   -----------
CORPORATE BONDS, CONTINUED:
UTILITIES-ELECTRIC--13.4%
  Florida Power Corp...............................  A+/A1           6.54%      7/1/02   $   1,500,000   $ 1,520,625
  Houston Light & Power Corp.......................  A-/A3           6.10       3/1/00       1,725,000     1,725,000
  National Rural Utilities Corp....................  AA-/A1          6.49*     7/10/02       1,600,000     1,618,000
  Public Service Electric & Gas....................  A-/A3           6.50       6/1/00       1,500,000     1,516,875
  Puget Sound Power & Light........................  A-/Baa1         6.61       2/9/00       1,500,000     1,513,125
  Virginia Electric & Power........................  A/A2            6.63       4/1/03       1,750,000     1,785,000
                                                                                                         -----------
                                                                                                           9,678,625
                                                                                                         -----------
UTILITIES-GAS--3.1%
  Smith Enron......................................  NR/NR           5.97     12/15/06       2,229,000     2,206,710
                                                                                                         -----------
Total Corporate Bonds (Cost $51,612,007)...........                                                       52,932,051
                                                                                                         -----------
MUNICIPAL BONDS -- 1.1%
GEORGIA -- 1.1%
  Atlanta Downtown Development Lease Revenue Bond,
     Callable 2/1/10 @ 100.........................  AAA/NR          6.88       2/1/21         750,000       794,063
                                                                                                         -----------
Total Municipal Bonds (Cost $708,275)..............                                                          794,063
                                                                                                         -----------
U.S. GOVERNMENT AGENCIES -- 11.1%
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.7%
  Federal Home Loan Mortgage Corp..................                  6.44     10/24/07       1,900,000     1,953,998
                                                                                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 2.8%
  Federal National Mortgage Assoc., Callable
     11/23/99 @ 100................................                  6.35     11/23/01       2,000,000     2,006,620
                                                                                                         -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 5.6%
  Government National Mortgage Assoc.,
     Pool # 407413.................................                  8.00      5/15/10         644,027       669,987
  Government National Mortgage Assoc.,
     Pool # 780479.................................                  6.50      8/15/11         990,816       997,623
  Government National Mortgage Assoc.,
     Pool # 423914.................................                  7.50      8/15/11         918,199       946,314
  Government National Mortgage Assoc.,
     Pool # 423923.................................                  7.00      9/15/11       1,421,262     1,448,792
                                                                                                         -----------
                                                                                                           4,062,716
                                                                                                         -----------
Total U.S. Government Agencies (Cost $8,103,076)...                                                        8,023,334
                                                                                                         -----------
U.S. TREASURY NOTES -- 5.2%
  U.S. Treasury Note...............................                  7.50      5/15/02       1,000,000     1,067,450
  U.S. Treasury Note...............................                  6.88      5/15/06       1,500,000     1,605,570
  U.S. Treasury Note...............................                  7.00      7/15/06       1,000,000     1,079,850
                                                                                                         -----------
Total U.S. Treasury Notes (Cost $3,629,861)........                                                        3,752,870
                                                                                                         -----------

                                                                       Continued

                                                     S&P/MOODY'S
                                                       RATINGS                MATURITY     PRINCIPAL        VALUE
                                                     (UNAUDITED)     RATE       DATE     AMOUNT/SHARES    (NOTE 2)
                                                     -----------   --------   --------   -------------   -----------
U.S. TREASURY BOND--5.7%
  U.S. Treasury Bond...............................                  8.13%     8/15/21   $     900,000   $ 1,135,710
  U.S. Treasury Bond...............................                  6.75      8/15/26       2,700,000     2,975,049
                                                                                                         -----------
Total U.S. Treasury Bond (Cost $3,846,524).........                                                        4,110,759
                                                                                                         -----------
REGULATED INVESTMENT COMPANIES -- 2.4%
  AIM Liquid Assets Money Market Fund...................................................       12,669   $    12,669
  AIM Prime Money Market Fund...........................................................    1,724,372     1,724,372
                                                                                                        -----------
Total Regulated Investment Companies (Cost $1,737,041)...............................................     1,737,041
                                                                                                        -----------
TOTAL (COST $69,636,785) (a) -- 99.0%................................................................   $71,350,118
                                                                                                        ===========

---------------
Percentages indicated are based on net assets of $72,085,674.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation.............................  $1,913,840
        Unrealized depreciation.............................    (200,507)
                                                              ----------
        Net unrealized depreciation.........................  $1,713,333
                                                              ==========

  * Floating rate certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market rates or other index. The rate reflected is the rate in effect on December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $69,636,785)....  $71,350,118
  Interest receivable.......................................    1,204,976
  Receivable for capital shares sold........................           14
  Prepaid expenses and other assets.........................        7,213
                                                              -----------
Total assets................................................   72,562,321
                                                              -----------
LIABILITIES
Distributions payable.......................................      442,725
  Accrued expenses:
     Administration fees....................................        9,279
     Accounting fees........................................        2,595
     Custodian fees.........................................        3,691
     Legal fees.............................................        2,258
     Audit fees.............................................        7,969
     Other..................................................        8,130
                                                              -----------
Total liabilities...........................................      476,647
                                                              -----------
NET ASSETS
     Investor Shares........................................       94,671
     Trust Shares...........................................   71,991,003
                                                              -----------
                                                              $72,085,674
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Investor Shares........................................        9,233
     Trust Shares...........................................    7,026,230
                                                              -----------
                                                                7,035,463
                                                              ===========
Net Asset Value
  Investor Shares -- redemption price per share.............       $10.25
                                                                   ------
  Investor Shares -- maximum sales charge...................         3.00%
                                                                   ------
  Investor Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge)
     of net asset adjusted to nearest cent).................       $10.57
                                                                   ======
  Trust Shares -- offering and redemption price per share...       $10.25
                                                                   ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     7,035
  Additional paid-in capital................................   70,436,270
  Undistributed (distributions in excess of) net investment
     income.................................................      (32,876)
  Net unrealized appreciation from investments..............    1,713,333*
  Accumulated net realized losses on investment
     transactions...........................................      (38,088)
                                                              -----------
Net Assets, December 31, 1997...............................  $72,085,674
                                                              ===========

---------------

* Represents sum of current periods unrealized appreciation plus common trust fund appreciation. See Note 7.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $4,283,522
Dividends...................................................                   96,251
                                                                           ----------
Total Investment Income.....................................                4,379,773

Expenses
  Advisory fees.............................................  $ 328,302
  Administration fees.......................................     98,491
  Distribution fees -- Investor Shares......................    120,305
  Custodian fees............................................      8,595
  Accounting fees...........................................     57,397
  Transfer agent fees and expenses..........................     19,753
  Legal fees................................................      8,799
  Audit fees................................................     20,081
  Reports to shareholders...................................     16,299
  Amortization of organization expenses.....................      9,572
  Directors' fees...........................................      4,420
  Insurance expense.........................................      2,860
  Registration fees.........................................      3,081
  Other expenses............................................        618
                                                              ---------
     Total expenses before fee waivers......................    698,573
     Less: Fee waivers......................................   (175,965)
                                                              ---------
  Total expenses............................................                  522,608
                                                                           ----------
Net Investment Income.......................................                3,857,165
                                                                           ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                   14,563
  Net change in unrealized appreciation (depreciation) on
     investments............................................                1,897,381
                                                                           ----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                1,911,944
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $5,769,109
                                                                           ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED            PERIOD ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996 (a)
                                                              -----------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $  3,857,165            $ 1,465,659
  Net realized gains (losses) on investment transactions....          14,563                (85,527)
  Net change in unrealized appreciation (depreciation) on
     investments............................................       1,897,381                143,278
                                                                ------------            -----------
     Net increase in net assets resulting from operations...       5,769,109              1,523,410
                                                                ------------            -----------
Distributions to Investor Class
  From net investment income................................      (2,755,744)            (1,465,659)
Distributions to Trust Class (b)
  From net investment income................................      (1,101,421)                    --
                                                                ------------            -----------
Total distributions to shareholders.........................      (3,857,165)            (1,465,659)
                                                                ------------            -----------
Capital Share Transactions
  Proceeds from shares issued...............................     117,853,442             39,728,939
  Dividends reinvested......................................       1,329,244                754,643
  Cost of shares redeemed...................................     (87,824,216)            (1,726,073)
                                                                ------------            -----------
  Net increase in net assets from capital share
     transactions...........................................      31,358,470             38,757,509
                                                                ------------            -----------
Total increase (decrease) in Net Assets.....................      33,270,414             38,815,260

NET ASSETS
  Beginning of period.......................................      38,815,260                     --
                                                                ------------            -----------
  End of period.............................................    $ 72,085,674            $38,815,260
                                                                ============            ===========

SHARE TRANSACTIONS
  Issued....................................................      11,695,438              3,978,187
  Reinvested................................................         132,886                 76,179
  Redeemed..................................................      (8,673,388)              (173,839)
                                                                ------------            -----------
  Change in shares..........................................    $  3,154,936            $ 3,880,527
                                                                ============            ===========

---------------
(a) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(b) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                       S&P/MOODY'S
                                         RATINGS                 MATURITY     PRINCIPAL        VALUE
                                       (UNAUDITED)     RATE        DATE        AMOUNT         (NOTE 2)
                                       -----------     ----      --------    ----------     -----------
CORPORATE BONDS -- 53.4%
BANKING -- 6.2%
  ABN AMRO Bank.........................  A/Aa3        6.63%     10/31/01    $2,000,000     $ 2,022,500
  Bankers Trust.........................  A/A2         6.75       10/3/01     1,500,000       1,524,375
  NationsBank Corp......................  A+/Aa3       7.00       9/15/01     2,000,000       2,050,000
                                                                                              5,596,875
                                                                                            -----------
ENTERTAINMENT -- 1.7%
  The Walt Disney Co....................  A/A2         6.38       3/30/01     1,500,000       1,516,875
                                                                                            -----------
FINANCIAL SERVICES -- 9.2%
  Associates Corp. N.A..................  AA-/Aa3      7.68        3/3/00     1,500,000       1,548,750
  Ford Motor Credit Co..................  A/A1         6.50       2/28/02     2,500,000       2,521,875
  General Motors Acceptance Corp........  A-/A3        7.75       1/15/99     2,500,000       2,543,750
  Merrill Lynch & Co., Inc..............  AA-/Aa3      6.00       1/15/01     1,750,000       1,745,625
                                                                                            -----------
                                                                                              8,360,000
                                                                                            -----------
INDUSTRIAL GOODS & SERVICES -- 6.3%
  Imperial Oil Ltd......................  AA+/Aa2      8.75      10/15/19     3,000,000       3,217,500
  Martin Marietta Tech..................  BBB+/A3      6.50       4/15/03     2,500,000       2,531,250
                                                                                            -----------
                                                                                              5,748,750
                                                                                            -----------
INSURANCE -- PROPERTY & CASUALTY -- 3.4%
  Travelers/Aetna Property & Casualty...  A+/A1        6.75       4/15/01     3,000,000       3,052,500
                                                                                            -----------
PAPER PRODUCTS -- 2.2%
  International Paper Co................  A-/A3        6.88       7/10/00     2,000,000       2,037,500
                                                                                            -----------
RAILROADS -- 3.3%
  Union Pacific Railroad Co.............  A/Aa3        6.44       1/15/98     3,000,000       3,000,524
                                                                                            -----------
RETAIL-STORES -- 4.5%
  Dayton Hudson Co......................  BBB+/Baa1    7.50        3/1/99     2,000,000       2,035,000
  J C Penney & Co.......................  A/A2         7.25        4/1/02     2,000,000       2,072,500
                                                                                            -----------
                                                                                              4,107,500
                                                                                            -----------
UTILITIES-ELECTRIC -- 13.8%
  Central Power & Light Co..............  A/A3         6.00        4/1/00     2,000,000       1,995,000
  Florida Power & Light Co..............  AA-/Aa3      6.20        2/2/98     2,000,000       2,000,000
  Florida Power Corp....................  A+/A1        6.54        7/1/02     2,000,000       2,027,500
  MidAmerican Energy....................  A/A3         6.50      12/15/01     2,500,000       2,524,999
  National Rural Utilities Corp.........  AA-/A1       6.49*      7/10/02     2,000,000       2,022,500
  Puget Sound Power & Light.............  A-/Baa1      6.61        2/9/00     2,000,000       2,017,500
                                                                                            -----------
                                                                                             12,587,499
                                                                                            -----------

                                                                       Continued

                                        S&P/MOODY'S
                                         RATINGS                     MATURITY      PRINCIPAL        VALUE
                                       (UNAUDITED)         RATE        DATE         AMOUNT        (NOTE 2)
                                       -----------         ----      --------    ------------   -------------
CORPORATE BONDS, CONTINUED:
UTILITIES-GAS -- 2.8%
  ENSERCH Corp..........................  BBB/Baa2         7.00%       8/15/99   $  1,000,000   $   1,013,750
  Smith Enron...........................  NR/NR            5.97       12/15/06      1,518,000       1,502,820
                                                                                                -------------
                                                                                                    2,516,570
                                                                                                -------------
Total Corporate Bonds (Cost
  $48,099,751)..........................                                                           48,524,593
                                                                                                -------------
U.S. GOVERNMENT AGENCIES -- 24.3%
FEDERAL HOME LOAN BANK -- 2.7%
  Federal Home Loan Bank,
     Callable 2/28/98 @ 100.............                   6.00        8/28/01      2,500,000       2,490,825
                                                                                                -------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.8%
Federal Home Loan Mortgage Corp.,
  Callable 1/23/98 @ 100................                   6.51       12/10/01      2,500,000       2,500,100
                                                                                                -------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 1.7%
Federal National Mortgage Assoc.,
  Callable 11/23/99 @ 100...............                   6.35       11/23/01      1,500,000       1,504,965
                                                                                                -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 15.5%
  Government National Mortgage Assoc.,
     Pool # 339455......................                   8.00       12/15/07        757,815         788,363
  Government National Mortgage Assoc.,
     Pool # 358725......................                   8.00        8/15/08      1,371,313       1,426,590
  Government National Mortgage Assoc.,
     Pool # 392085......................                   7.50        4/15/09        717,155         739,114
  Government National Mortgage Assoc.,
     Pool # 368641......................                   7.50        4/15/09        648,264         668,114
  Government National Mortgage Assoc.,
     Pool # 345752......................                   7.50        6/15/09        633,492         652,889
  Government National Mortgage Assoc.,
     Pool # 376589......................                   8.50        9/15/09      1,167,411       1,215,929
  Government National Mortgage Assoc.,
     Pool # 380660......................                   8.00       11/15/09      1,466,904       1,526,035
  Government National Mortgage Assoc.,
     Pool # 392770......................                   8.50       12/15/09        543,702         566,298
  Government National Mortgage Assoc.,
     Pool # 392814......................                   8.50       12/15/09        951,045         990,571
  Government National Mortgage Assoc.,
     Pool # 405445......................                   8.00        4/15/10      1,708,307       1,777,169
  Government National Mortgage Assoc.,
     Pool # 407337......................                   8.00        4/15/10      1,446,950       1,505,276
  Government National Mortgage Assoc.,
     Pool # 423983......................                   7.50        8/15/11      2,129,497       2,194,702
                                                                                                -------------
                                                                                                   14,051,050
                                                                                                -------------
STUDENT LOAN MARKETING ASSOC. -- 1.6%
  Student Loan Marketing Assoc.,
     Callable 7/23/98 @ 100.............                   5.81        1/23/01      1,500,000       1,491,645
                                                                                                -------------
Total U.S. Government Agencies
  (Cost $21,522,621)....................                                                           22,038,585
                                                                                                -------------
U.S. TREASURY NOTES -- 18.6%
  U.S. Treasury Note....................                   7.75        1/31/00      1,500,000       1,560,600
  U.S. Treasury Note....................                   6.63        7/31/01      2,000,000       2,057,060
  U.S. Treasury Note....................                   6.25       10/31/01      1,000,000       1,017,200

                                                                       Continued

                                                                 MATURITY     PRINCIPAL        VALUE
                                                         RATE      DATE     AMOUNT/SHARES    (NOTE 2)
                                                         ----    --------   -------------   -----------
U.S. TREASURY NOTES, CONTINUED:
  U.S. Treasury Note....................                 5.88%   11/30/01    $1,600,000     $ 1,606,800
  U.S. Treasury Note....................                 6.13    12/31/01     2,000,000       2,027,120
  U.S. Treasury Note....................                 6.25     1/31/02     4,000,000       4,073,000
  U.S. Treasury Note....................                 6.25     6/30/02     2,000,000       2,040,680
  U.S. Treasury Note....................                 5.88     2/15/04     2,500,000       2,523,425
                                                                                            -----------
Total U.S. Treasury Notes (Cost
  $16,689,126)..........................                                                     16,905,885
                                                                                            -----------
REGULATED INVESTMENT COMPANIES -- 2.6%
  AIM Liquid Assets Money Market Fund...                                         68,357          68,357
  AIM Prime Money Market Fund...........                                      2,267,373       2,267,373
                                                                                            -----------
Total Regulated Investment Companies
  (Cost $2,335,730).....................                                                      2,335,730
                                                                                            -----------
TOTAL (Cost $88,647,228) (a) -- 98.9%...                                                    $89,804,793
                                                                                            ===========

---------------
Percentages indicated are based on net assets of $90,779,511.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............................  $ 1,168,424
        Unrealized depreciation.............................      (10,859)
                                                              -----------
        Net unrealized appreciation.........................  $ 1,157,565
                                                              ===========

* Variable rate security. Rate represents rate in effect at December 31, 1997. Maturity date reflects the next rate change date.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $88,647,228)....  $89,804,793
  Interest receivable.......................................    1,501,315
  Receivable for capital shares issued......................          470
  Deferred organization costs...............................       15,804
  Prepaid expenses..........................................        9,818
                                                              -----------
Total assets................................................   91,332,200
                                                              -----------

LIABILITIES
  Distributions payable.....................................      490,633
  Payable for capital shares redeemed.......................       21,788
  Accrued expenses and other payables:
     Administration fees....................................       11,689
     Distribution fees -- Investor Shares...................          775
     Accounting fees........................................        2,740
     Custodian fees.........................................        7,021
     Audit fees.............................................        8,643
     Other..................................................        9,400
                                                              -----------
Total liabilities...........................................      552,689
                                                              -----------

NET ASSETS
  Investor Shares...........................................    5,893,596
  Trust Shares..............................................   84,885,915
                                                              -----------
                                                              $90,779,511
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
  Investor Shares...........................................      590,238
  Trust Shares..............................................    8,502,439
                                                              -----------
                                                                9,092,677
                                                              ===========
NET ASSET VALUE
  Investor Shares -- redemption price per share.............        $9.99
                                                                   ------
  Investor Shares -- maximum sales charge...................         3.00%
                                                                   ------
  Investor Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge) of net asset
     adjusted to nearest cent)..............................       $10.30
                                                                   ======
  Trust Shares -- offering and redemption price per share...        $9.98
                                                                   ======

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     9,093
  Additional paid-in capital................................   89,601,873
  Undistributed net investment income.......................          843
  Net unrealized appreciation from investments..............    1,157,565
  Accumulated net realized gains from investment
     transactions...........................................       10,137
                                                              -----------
Net Assets, December 31, 1997...............................  $90,779,511
                                                              ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $6,476,662
Dividends...................................................                  191,281
                                                                           ----------
Total Investment Income.....................................                6,667,943
Expenses
  Advisory fees.............................................  $  496,933
  Administration fees.......................................     149,081
  Distribution fees -- Investor Shares......................     193,649
  Custodian fees............................................      27,190
  Accounting fees...........................................      54,640
  Transfer agent fees and expenses..........................      25,538
  Legal fees................................................       6,410
  Audit fees................................................      24,047
  Reports to shareholders...................................      23,398
  Amortization of organization expenses.....................      11,680
  Directors' fees...........................................       5,024
  Insurance fees............................................       4,028
  Registration fees.........................................       4,533
  Other expenses............................................       1,466
                                                              ----------
     Total expenses before fee waivers......................   1,027,617
     Less: Fee Waivers......................................    (264,877)
                                                              ----------
     Total expenses.........................................                  762,740
                                                                           ----------
Net Investment Income.......................................                5,905,203
                                                                           ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                   87,039
  Net change in unrealized appreciation (depreciation) on
     investments............................................                  185,389
                                                                           ----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                  272,428
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $6,177,631
                                                                           ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1997   DECEMBER 31, 1996
                                                              -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $   5,905,203        $  6,053,847
  Net realized gains (losses) on investment transactions....           87,039              11,672
  Net change in unrealized appreciation (depreciation) on
     investments............................................          185,389          (1,745,157)
                                                                -------------        ------------
  Net increase in net assets resulting from operations......        6,177,631           4,320,362
                                                                -------------        ------------

Distributions to Investor Class
  From net investment income................................       (4,572,712)         (6,053,731)
  From net realized gains...................................           (3,598)            (11,672)
  In excess of net realized gains...........................               --             (38,269)
Distributions to Trust Class (a)
  From net investment income................................       (1,330,194)                 --
  From net realized gains...................................          (49,934)                 --
                                                                -------------        ------------
Total distributions to shareholders.........................       (5,956,438)         (6,103,672)
                                                                -------------        ------------

Capital Share Transactions
  Proceeds from shares issued...............................      115,326,621          25,676,365
  Dividends reinvested......................................        2,802,526           2,714,914
  Cost of shares redeemed...................................     (125,767,873)        (31,792,677)
                                                                -------------        ------------
  Net increase (decrease) in net assets from capital share
     transactions...........................................       (7,638,726)         (3,401,398)
                                                                -------------        ------------

Total increase (decrease) in Net Assets.....................       (7,417,533)         (5,184,708)

NET ASSETS
  Beginning of period.......................................       98,197,044         103,381,752
                                                                -------------        ------------
  End of period.............................................    $  90,779,511        $ 98,197,044
                                                                =============        ============

SHARE TRANSACTIONS:
  Issued....................................................       11,542,505           2,575,513
  Reinvested................................................          281,855             272,329
  Redeemed..................................................      (12,593,661)         (3,194,471)
                                                                -------------        ------------
  Change in shares..........................................         (769,301)           (346,629)
                                                                =============        ============

---------------
(a) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                        MATURITY   PRINCIPAL       VALUE
                                                              RATE        DATE       AMOUNT      (NOTE 2)
                                                              ----      --------   ----------   -----------
U.S. GOVERNMENT AGENCIES -- 48.3%
FEDERAL FARM CREDIT BANK -- 3.7%
  Federal Farm Credit Bank, Callable 8/27/98 @ 100..........  7.34%      8/27/07   $  750,000   $   753,248
                                                                                                -----------
FEDERAL HOME LOAN BANK -- 3.7%
  Federal Home Loan Bank, Callable 2/28/98 @ 100............  6.00       8/28/01      750,000       747,248
                                                                                                -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.0%
  Federal Home Loan Mortgage Corp...........................  6.16       9/25/02      500,000       503,515
  Federal Home Loan Mortgage Corp., Callable 9/30/98 @
     100....................................................  6.58       9/30/02      500,000       500,040
                                                                                                -----------
                                                                                                  1,003,555
                                                                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 8.8%
  Federal National Mortgage Assoc...........................  6.10       10/5/00      750,000       751,597
  Federal National Mortgage Assoc...........................  6.44       8/14/07      500,000       512,185
  Federal National Mortgage Assoc.,Callable 11/14/02 @
     100....................................................  6.65      11/14/07      500,000       507,520
                                                                                                -----------
                                                                                                  1,771,302
                                                                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 21.6%
  Government National Mortgage Assoc., Pool # 152718........  9.00      12/15/01       63,029        66,279
  Government National Mortgage Assoc., Pool # 248038........  9.00       2/15/03      167,741       176,390
  Government National Mortgage Assoc., Pool # 407408........  7.50       5/15/10      771,751       795,382
  Government National Mortgage Assoc., Pool # 423984........  7.00       8/15/11      920,257       938,081
  Government National Mortgage Assoc., Pool # 423914........  7.50       8/15/11      918,199       946,313
  Government National Mortgage Assoc., Pool # 423923........  7.00       9/15/11      723,858       737,879
  Government National Mortgage Assoc., Pool # 431451........  7.50      10/15/11      663,425       683,739
                                                                                                -----------
                                                                                                  4,344,063
                                                                                                -----------
STUDENT LOAN MARKETING ASSOC. -- 3.0%
  Student Loan Marketing Assoc., Callable 7/23/98 @ 100.....  5.81       1/23/01      600,000       596,658
                                                                                                -----------
US GOVERNMENT AGENCY -- DISCOUNT -- 2.5%
  FC Discount Note Security.................................  5.95*      1/21/98      500,000       498,332
                                                                                                -----------
Total U.S. Government Agencies (Cost $9,634,281)............                                      9,714,406
                                                                                                -----------
U.S. TREASURY NOTES -- 48.6%
  U.S. Treasury Note........................................  6.13       5/15/98      750,000       751,875
  U.S. Treasury Note........................................  5.75      12/31/98    1,000,000     1,001,720
  U.S. Treasury Note........................................  5.88       3/31/99    1,250,000     1,253,638
  U.S. Treasury Note........................................  6.00       8/15/99    1,000,000     1,005,100
  U.S. Treasury Note........................................  6.38       5/15/00      500,000       507,670
  U.S. Treasury Note........................................  6.25       5/31/00      750,000       759,458
  U.S. Treasury Note........................................  7.50      11/15/01    2,500,000     2,651,349
  U.S. Treasury Note........................................  7.50       5/15/02    1,000,000     1,067,450
  U.S. Treasury Note........................................  6.25       6/30/02      750,000       765,255
                                                                                                -----------
Total U.S. Treasury Notes (Cost $9,596,089).................                                      9,763,515
                                                                                                -----------

                                                                       Continued

                                                                           VALUE
                                                              SHARES     (NOTE 2)
                                                              -------   -----------
REGULATED INVESTMENT COMPANIES -- 2.7%
  Dreyfus Prime Money Market Fund...........................   44,443   $    44,443
  AIM Treasury Money Market Fund............................  492,142       492,142
                                                                        -----------
Total Regulated Investment Companies (Cost $536,585)........                536,585
                                                                        -----------
TOTAL (COST $19,766,955) (A) 99.6%..........................            $20,014,506
                                                                        ===========

---------------
Percentages indicated are based on net assets of $20,103,351.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.................................  $265,958
    Unrealized depreciation.................................  $(18,407)
                                                              --------
    Net unrealized appreciation.............................  $247,551
                                                              ========

* Yield effective at issue

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $19,766,955)....  $20,014,506
  Interest and dividends receivable.........................      219,220
  Deferred organization costs...............................        1,586
  Prepaid expenses and other assets.........................          749
                                                              -----------
Total assets................................................   20,236,061
                                                              -----------
LIABILITIES
  Distributions payable.....................................       95,806
  Accrued expenses:
     Administration fees....................................          677
     Accounting fees........................................        4,522
     Custodian fees.........................................        2,961
     Legal fees.............................................       13,091
     Audit fees.............................................        9,496
     Registration fees......................................        2,284
     Reports to shareholders................................        3,645
     Other..................................................          228
                                                              -----------
Total liabilities...........................................      132,710
                                                              ===========
NET ASSETS
  Investor Shares...........................................  $20,103,351
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
  Investor Shares...........................................    1,985,989
                                                              ===========
NET ASSET VALUE
  Investor Shares -- redemption price per share.............       $10.12
                                                                   ------
  Investor Shares -- maximum sales charge...................         3.00%
                                                                   ------
  Investor Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge)
     of net asset adjusted to nearest cent).................       $10.43
                                                                   ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     1,986
  Additional paid-in capital................................   19,856,153
  Undistributed (distributions in excess of) net investment
     income.................................................       (1,440)
  Net unrealized appreciation from investments..............      247,551*
  Accumulated net realized losses on investment
     transactions...........................................         (899)
                                                              -----------
Net Assets, December 31, 1997...............................  $20,103,351
                                                              ===========

---------------
* Represents sum of current periods unrealized appreciation plus common trust fund appreciation. See Note 7.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1997 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................                 $  990,841
Dividends...................................................                     37,978
                                                                             ----------
Total Investment Income.....................................                  1,028,819
Expenses
  Advisory fees.............................................    $  81,110
  Administration fees.......................................       24,333
  Distribution fees.........................................       40,554
  Custodian fees............................................        9,110
  Accounting fees...........................................       42,745
  Transfer agent fees and expenses..........................       19,012
  Legal fees................................................       17,196
  Audit fees................................................       15,523
  Reports to shareholders...................................        4,707
  Amortization of organization expenses.....................        1,520
  Directors' fees...........................................          807
  Insurance expense.........................................          689
  Registration fees.........................................        4,952
  Other expenses............................................          599
                                                                ---------
     Total expenses before fee waivers......................      262,857
     Less: Fee waivers......................................      (99,957)
                                                                ---------
       Total expenses.......................................                    162,900
                                                                             ----------
Net Investment Income.......................................                    865,919
                                                                             ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                     (2,339)
  Net change in unrealized appreciation (depreciation) on
     investments............................................                    220,368
                                                                             ----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                    218,029
                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $1,083,948
                                                                             ==========

---------------
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  PERIOD ENDED
                                                              DECEMBER 31, 1997 (a)
                                                              ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................       $   865,919
  Net realized gains (losses) on investment transactions....            (2,339)
  Net change in unrealized appreciation (depreciation) on
     investments............................................           220,368
                                                                   -----------
  Net increase in net assets resulting from operations......         1,083,948
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income................................          (865,919)
                                                                   -----------
Total distributions to shareholders.........................          (865,919)
                                                                   -----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued...............................        22,172,121
  Dividends reinvested......................................             4,769
  Cost of shares redeemed...................................        (2,291,568)
                                                                   -----------
  Net increase in net assets from capital share
     transactions...........................................        19,885,322
                                                                   -----------
Total increase (decrease) in Net Assets.....................        20,103,351

NET ASSETS
  Beginning of period.......................................                --
                                                                   -----------
  End of period.............................................       $20,103,351
                                                                   -----------
SHARE TRANSACTIONS
  Issued....................................................         2,213,380
  Reinvested................................................               473
  Redeemed..................................................          (227,864)
                                                                   -----------
  Change in shares..........................................         1,985,989
                                                                   ===========

---------------
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                        S&P/MOODY'S
                                         RATINGS                 MATURITY    PRINCIPAL         VALUE
                                       (UNAUDITED)       RATE      DATE       AMOUNT         (NOTE 2)
                                       -----------      -----    --------   ----------     ------------
MUNICIPAL BONDS -- 97.8%
GEORGIA -- 2.7%
  Georgia Municipal Electric Authority
     Power Revenue, Callable 1/1/08 @
     100, MBIA..........................  AAA/Aaa        6.50%    1/1/12    $2,300,000     $  2,714,000
                                                                                           ------------
KENTUCKY -- 4.7%
  Kentucky Infrastructure Authority
     Ref-Revolving, Series L, Callable
     6/1/07 @ 101.......................  A/A2           5.00     6/1/09     2,680,000        2,770,449
  Louisville & Jefferson County
     Metropolitan Sewer District, Sewer
     & Drain Systems,
     Revenue Bond, MBIA.................  AAA/Aaa        6.50    5/15/07     1,770,000        2,050,988
                                                                                           ------------
                                                                                              4,821,437
                                                                                           ------------
MASSACHUSETTS -- 1.9%
  Worcester Mass, GO, Callable 8/1/07 @
     101, MBIA..........................  AAA/Aaa        5.00     8/1/15     1,970,000        1,972,463
                                                                                           ------------
MICHIGAN -- 1.7%
  Detroit, Michigan City School
     District,
     Series A, GO, AMBAC................  AAA/Aaa        6.50     5/1/08     1,500,000        1,747,500
                                                                                           ------------
MINNESOTA -- 2.0%
  Minnesota State, GO...................  AAA/Aaa        5.50     5/1/04     1,000,000        1,075,000
  Minnesota State, GO, Callable 8/1/07 @
     100................................  AAA/Aaa        4.90     8/1/13     1,000,000        1,003,750
                                                                                           ------------
                                                                                              2,078,750
                                                                                           ------------
MISSISSIPPI -- 2.1%
  Mississippi State Capital
     Improvements -- A, GO, Callable
     7/1/07 @ 100.......................  AA/Aa3         5.00     7/1/08     1,000,000        1,038,750
  Mississippi State Refunded, Series B,
     GO.................................  AA/Aa3         5.90   11/15/10     1,000,000        1,135,000
                                                                                           ------------
                                                                                              2,173,750
                                                                                           ------------
NEW YORK -- 4.3%
  Suffolk County Water Authority
     Waterworks, Revenue Bonds, Callable
     6/1/08
     @ 100, MBIA........................  AAA/Aaa        6.00     6/1/09     2,000,000        2,262,500
  Transportation Authority, NY & NJ
     Construction,
     Eighty-Fifth Series................  AA-/A1         5.38     3/1/28     2,000,000        2,130,000
                                                                                           ------------
                                                                                              4,392,500
                                                                                           ------------
PENNSYLVANIA -- 1.0%
  Indiana County Industrial Development
     Authority, Pollution Control
     Revenue, MBIA......................  AAA/Aaa        5.35    11/1/10     1,000,000        1,070,000
                                                                                           ------------

                                                                       Continued

                                       S&P/MOODY'S
                                         RATINGS                      MATURITY     PRINCIPAL        VALUE
                                       (UNAUDITED)         RATE          DATE       AMOUNT         (NOTE 2)
                                       -----------        -----       --------   -----------    --------------
MUNICIPAL BONDS, CONTINUED:
SOUTH CAROLINA -- 2.2%
  Charleston Waterworks & Sewer Revenue
     Refunded & Improvements, Callable
     1/1/02 @ 100, MBIA.................  AAA/Aaa          5.00%        1/1/22   $  2,250,000   $    2,213,438
                                                                                                --------------
TENNESSEE -- 69.2%
  Blount County Public Building
     Authority, GO, Callable 3/1/07 @
     101, FGIC..........................  AA+/Aaa          5.13         3/1/19      1,000,000        1,001,250
  Bristol Health & Educational
     Facilities Revenue, Bristol
     Memorial Hospital, Revenue Bond,
     FGIC...............................  AAA/Aaa          6.75         9/1/07      2,140,000        2,530,549
  Dickson County, GO, FGIC..............  NR/Aaa           6.25         4/1/08      1,220,000        1,377,075
  Dickson County, GO, Callable 4/1/08
     @ 100, FGIC........................  NR/Aaa           5.00         4/1/14      2,120,000        2,122,650
  Hamilton County Industrial Development
     Board Lease, Rent Revenue, FGIC....  AAA/Aaa          5.75         9/1/05      1,000,000        1,092,500
  Hamilton County Public School
     Improvements, Series A, GO,
     Callable 10/1/02 @ 102.............  NR/Aa2           5.50        10/1/04      1,930,000        2,065,100
  Humphreys County Industrial
     Development Board, Solid Waste
     Disposal Revenue,
     E.I. Dupont de Nemours & Co.
     Project, Callable 5/1/04 @ 102.....  AA-/Aa3          6.70         5/1/24      1,455,000        1,616,869
  Johnson City Health & Educational
     Improvements, Revenue Bond,
     Prerefunded 7/1/01 @ 102, MBIA.....  AAA/Aaa          6.75         7/1/16      1,000,000        1,102,500
  Johnson City Medical Center, Revenue
     Bond, Callable 7/1/04 @ 102,
     MBIA...............................  AAA/Aaa          5.00         7/1/13      1,000,000          996,250
  Johnson City Public Works, Callable
     9/1/04
     @ 101, MBIA........................  AAA/Aaa          5.00         9/1/22      1,000,000          980,000
  Johnson City Refunding, GO, FGIC......  AAA/Aaa          5.60*        5/1/11      1,430,000          756,113
  Knox County, GO, Callable 4/1/03 @
     102................................  AA/Aa            6.50         4/1/04      1,965,000        2,203,256
  Knox County, GO, Callable 2/1/04 @
     101................................  AA/Aa3           5.00         2/1/15      1,000,000        1,006,250
  Knox County Health, Education &
     Housing Facilities Board, Hospital
     Facilities Revenue, Fort Sanders
     Alliance, MBIA.....................  AAA/Aaa          6.25         1/1/13      1,000,000        1,155,000
  Lawrenceburg Electric, Revenue Bond,
     MBIA...............................  AAA/Aaa          6.63         7/1/18      1,250,000        1,514,063
  Memphis, GO...........................  AA/Aa            6.25         7/1/04      1,000,000        1,111,250
  Memphis, GO...........................  AA/Aa            6.00        11/1/06      1,000,000        1,113,750
  Memphis, GO, Callable 7/1/05 @ 101....  AA/Aa            5.00         7/1/17      1,200,000        1,189,500
  Memphis-Shelby County Airport
     Authority,
     Revenue Bonds, MBIA................  AAA/Aaa          6.25        2/15/09      1,790,000        2,033,888
  Metropolitan Government, Nashville &
     Davidson County, GO, Callable
     5/15/06 @ 101......................  AA/Aa            5.60        5/15/07      1,045,000        1,137,744
  Metropolitan Government, Nashville &
     Davidson County, GO, Callable
     5/15/07 @ 102......................  AA/Aa2           5.00        5/15/13      2,000,000        2,002,500
  Metropolitan Government, Nashville &
     Davidson County, GO, Callable
     11/15/06 @ 101.....................  AA/Aa2           5.13       11/15/13      1,555,000        1,582,213
  Metropolitan Government, Nashville &
     Davidson County, GO, Callable
     5/15/07 @ 102......................  AA/Aa2           5.13        5/15/18      1,000,000        1,002,500
  Metropolitan Government, Nashville &
     Davidson County, Series A, GO,
     Callable 11/15/06 @ 101............  AA/Aa2           5.13       11/15/19      1,000,000        1,007,500
  Metropolitan Government, Nashville &
     Davidson County TN Health &
     Education Facilities Board,
     Refunding & Improvement -- Meharry
     Medical College, AMBAC.............  AAA/Aaa          6.00        12/1/09      1,000,000        1,142,500

                                                                       Continued

                                       S&P/MOODY'S
                                         RATINGS                     MATURITY      PRINCIPAL        VALUE
                                       (UNAUDITED)          RATE       DATE         AMOUNT         (NOTE 2)
                                       -----------         -----     --------    ------------   --------------
MUNICIPAL BONDS, CONTINUED:
TENNESSEE, CONTINUED:
  Metropolitan Government, Nashville &
     Davidson County Water & Sewer
     Revenue............................  AAA/AAA           6.50%       4/1/03   $  1,000,000   $    1,102,500
  Metropolitan Government, Nashville &
     Davidson County, Health &
     Educational Facilities Board,
     Refunding & Improvements, Meharry
     Medical College, AMBAC.............  AAA/Aaa           6.00       12/1/13      2,030,000        2,293,900
  Metropolitan Government, Nashville &
     Davidson County, Meharry Medical
     College Project, Prerefunded
     12/1/04 @ 102, AMBAC...............  AAA/AAA           6.88       12/1/24      4,750,000        5,545,624
  Metropolitan Government, Nashville &
     Davidson County, TN Energy Project,
     Series B,
     Revenue Bond.......................  AAA/Aaa           6.00        7/1/10      1,335,000        1,513,556
  Metropolitan Government, Nashville &
     Davidson County, Vanderbilt
     University, Series A...............  AA/Aa3            5.75        1/1/07      1,035,000        1,135,913
  Rutherford County Capital Outlay,
     GO.................................  AA-/Aa3           6.00        4/1/04      1,370,000        1,498,438
  Rutherford County Capital Outlay,
     Series A...........................  AA-/Aa3           6.25        5/1/05      3,500,000        3,919,999
  Shelby County, Series A, GO...........  AA+/Aa2           6.75        4/1/05      1,000,000        1,148,750
  Shelby County, Series A, GO...........  AA+/Aa2           5.63        6/1/05      1,000,000        1,083,750
  Shelby County, Series B, GO...........  AA+/Aa2           6.00       12/1/05      2,000,000        2,230,000
  Shelby County, Series B, GO,
     Callable 8/1/07 @ 101..............  AA+/Aa2           5.13        8/1/19      1,000,000        1,005,000
  Shelby County Health, Education &
     Housing Facilities Board, Hospital
     Revenue, Methodist Health Systems,
     Inc., Callable 8/1/07 @ 102,
     MBIA...............................  AAA/Aaa           5.20        8/1/13      2,020,000        2,050,300
  Shelby County Health, Education &
     Housing Facilities Board, Hospital
     Revenue Bond, Methodist Health
     Systems, Inc., MBIA................  AAA/Aaa           6.25        8/1/07      2,000,000        2,285,000
  Shelby County Health, Educational &
     Housing Facilities Board, Hospital
     Revenue, Methodist Health Systems,
     Inc., MBIA.........................  AAA/Aaa           5.50        8/1/05      3,000,000        3,228,749
  Shelby County Health, Educational &
     Housing Facilities Board, Hospital
     Revenue, Methodist Health Systems,
     Inc., MBIA.........................  AAA/Aaa           6.25        8/1/08      2,000,000        2,307,500
  Tennessee State, Series B, GO.........  AA+/Aaa           6.20        6/1/01      1,350,000        1,447,875
  Tennessee State Reference, Series B,
     GO.................................  AA+/Aaa           6.00        5/1/05      1,000,000        1,112,500
  Williamson County Public Improvement,
     GO.................................  NR/Aa1            6.25        4/1/06      1,000,000        1,130,000
                                                                                                --------------
                                                                                                    70,882,124
                                                                                                --------------
TEXAS -- 3.2%
  Humble Independent School District,
     GO.................................  AAA/Aaa           6.00       2/15/09      1,900,000        2,135,125
  University of Texas Revenue Financing
     System, Series A...................  AAA/Aa1           6.00       8/15/05      1,000,000        1,108,750
                                                                                                --------------
                                                                                                     3,243,875
                                                                                                --------------
WISCONSIN -- 2.8%
  Milwaukee, GO.........................  AA+/Aa1           6.00        2/1/10      2,540,000        2,873,375
                                                                                                --------------
Total Municipal Bonds (Cost
  $97,291,469)..........................                                                           100,183,212
                                                                                                --------------

                                                                       Continued

                                                                            VALUE
                                                               SHARES      (NOTE 2)
                                                              --------   ------------
REGULATED INVESTMENT COMPANIES -- 0.9%
  AIM Tax Free Money Market Fund............................   882,167   $    882,167
  Dreyfus Tax Free Money Market Fund........................     1,264          1,264
                                                                         ------------
Total Regulated Investment Companies (Cost $883,431)........                  883,431
                                                                         ------------
TOTAL (COST $98,174,899) (A) -- 98.7%.......................             $101,066,643
                                                                         ============

---------------
Percentages indicated are based on net assets of $102,410,895.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation.............................  $2,891,744
        Unrealized depreciation.............................          --
                                                              ----------
        Net unrealized depreciation.........................  $2,891,744
                                                              ==========

* Yield effective at issue.

AMBAC = Insured by American Municipal Bond Assurance Corp.

FGIC = Insured by Financial Guaranty Insurance Corp.

GO = General Obligation

MBIA = Insured by Municipal Bond Insurance Assoc.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $98,174,899)....  $101,066,643
  Interest receivable.......................................     1,428,989
  Receivable for investment securities sold.................     1,311,083
  Deferred organization costs...............................        15,712
  Prepaid expenses..........................................         9,697
                                                              ------------
Total assets................................................   103,832,124
                                                              ------------
LIABILITIES
  Distributions payable.....................................       377,948
  Payable for investment securities purchased...............       995,000
  Payable for capital shares redeemed.......................        10,263
  Accrued expenses:
     Administration fees....................................        13,036
     Distribution fees--Investor Shares.....................           218
     Accounting fees........................................         3,124
     Custodian fees.........................................         2,833
     Audit fees.............................................         9,595
     Other..................................................         9,212
                                                              ------------
Total liabilities...........................................     1,421,229
                                                              ------------
NET ASSETS
     Investor Shares........................................     1,668,661
     Trust Shares...........................................   100,742,234
                                                              ------------
                                                              $102,410,895
                                                              ============
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Investor Shares........................................       163,916
     Trust Shares...........................................     9,897,987
                                                              ------------
                                                                10,061,903
                                                              ============
NET ASSET VALUE
  Investor Shares -- redemption price per share.............        $10.18
                                                                    ------
  Investor Shares -- maximum sales charge...................          3.00%
                                                                    ------
  Investor Shares -- maximum sales charge per share
     (100%/(100%--maximum sales charge)
     of net asset adjusted to nearest cent).................        $10.49
                                                                    ======
Trust Shares--offering and redemption price per share.......        $10.18
                                                                     -----
                                                                    ------
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     10,062
  Additional paid-in capital................................   100,163,732
  Undistributed net investment income.......................         5,860
  Net unrealized appreciation from investments..............     2,891,744*
  Accumulated net realized losses from investment
     transactions...........................................      (660,503)
                                                              ------------
Net Assets, December 31, 1997...............................  $102,410,895
                                                              ============

---------------
* Represents sum of current period's unrealized appreciation plus common trust fund appreciation. See Note 7.

See Notes to Financial Statements

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................                 $4,769,144
Dividends...................................................                    158,366
                                                                             ----------
Total Investment Income.....................................                  4,927,510

Expenses
  Advisory fees.............................................  $   502,268
  Administration fees.......................................      150,681
  Distribution fees--Investor Shares........................      189,842
  Custodian fees............................................       26,724
  Accounting fees...........................................       51,211
  Transfer agent fees and expenses..........................       25,511
  Legal fees................................................        8,360
  Audit fees................................................       26,032
  Reports to shareholders...................................       22,841
  Amortization of organization expenses.....................       11,680
  Directors' fees...........................................        5,841
  Insurance expense.........................................        4,232
  Registration fees.........................................        4,333
  Other expenses............................................        7,553
                                                              -----------
     Total expenses before fee waivers......................    1,037,109
     Less: Fee waivers......................................     (268,092)
                                                              -----------
     Total expenses.........................................                    769,017
                                                                             ----------
Net Investment Income.......................................                  4,158,493
                                                                             ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                    495,596
  Net change in unrealized appreciation (depreciation) on
     investments............................................                  2,311,170
                                                                             ----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                  2,806,776
                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $6,965,259
                                                                             ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                              ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $   4,158,493         $  3,906,644
  Net realized gains (losses) on investment transactions....          495,596             (577,774)
  Net change in unrealized appreciation (depreciation) on
     investments............................................        2,311,170           (2,118,918)
                                                                -------------         ------------
     Net increase in net assets resulting from operations...        6,965,259            1,209,952
                                                                -------------         ------------
DISTRIBUTIONS TO INVESTOR CLASS
  From net investment income................................       (3,124,095)          (3,905,475)
DISTRIBUTIONS TO TRUST CLASS (A)
  From net investment income................................       (1,034,398)                  --
                                                                -------------         ------------
Total distributions to shareholders.........................       (4,158,493)          (3,905,475)
                                                                -------------         ------------
Capital Share Transactions
  Proceeds from shares issued...............................      126,708,115            9,672,959
  Dividends reinvested......................................          233,018              187,651
  Cost of shares redeemed...................................     (115,420,799)         (13,224,484)
                                                                -------------         ------------
  Net increase (decrease) in net assets from capital share
     transactions...........................................       11,520,334           (3,363,874)
                                                                -------------         ------------
Total increase (decrease) in Net Assets.....................       14,327,100           (6,059,397)

NET ASSETS
  Beginning of period.......................................       88,083,795           94,143,192
                                                                -------------         ------------
  End of period.............................................    $ 102,410,895         $ 88,083,795
                                                                =============         ============

SHARE TRANSACTIONS
  Issued....................................................       12,634,903              980,116
  Reinvested................................................           23,483               19,014
  Redeemed..................................................      (11,495,098)          (1,339,773)
                                                                -------------         ------------
  Change in shares..........................................        1,163,288             (340,643)
                                                                =============         ============

---------------
(a) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                     S&P/MOODY'S
                                                       RATINGS                MATURITY     PRINCIPAL        VALUE
                                                     (UNAUDITED)     RATE       DATE        AMOUNT        (NOTE 2)
                                                     -----------   --------   --------   -------------   -----------
MUNICIPAL BONDS -- 98.7%
ALABAMA -- 10.5%
  Columbia Industrial Development Board............  A/A2            4.50%*    10/1/22   $   2,400,000   $ 2,400,000
                                                                                                         -----------
NEW JERSEY -- 4.8%
  Morris County, GO................................  AAA/Aaa         6.50       8/1/02       1,000,000     1,101,250
                                                                                                         -----------
TENNESSEE -- 83.4%
  Chattanooga Public & Sewer Improvements, GO......  AA-/A1          7.75       8/1/01         550,000       616,688
  Hamilton County Industrial Development Board,
     Lease/Rent Revenue Bond, FGIC.................  AAA/Aaa         5.50       9/1/02         750,000       792,188
  Hamilton County Public School Improvements,
     Series A, GO, Callable 10/1/02 @ 102..........  NR/Aa2          5.50      10/1/04       1,000,000     1,070,000
  Johnson City Health & Educational Improvements,
     Revenue Bond, Prerefunded 7/1/01 @ 102,
     MBIA..........................................  AAA/Aaa         6.75       7/1/16       1,000,000     1,102,500
  Knox County, GO, Callable 4/1/03 @ 102...........  AA/Aa           6.50       4/1/04       1,000,000     1,121,250
  Madison County, GO...............................  NR/A1           4.40       4/1/02       1,015,000     1,023,881
  Memphis, GO......................................  AA/Aa2          6.00       7/1/03         500,000       543,125
  Memphis, GO......................................  AA/Aa           6.00      11/1/03         500,000       548,125
  Memphis, GO......................................  AA/Aa2          6.00       7/1/04       1,000,000     1,096,250
  Memphis Electrical System Revenue Refunding,
     Revenue Bond..................................  AA/Aa           5.80       1/1/03       1,000,000     1,071,250
  Metropolitan Government, Nashville & Davidson
     County Energy Production, Series A,
     Revenue Bond, Callable 7/1/07 @ 101, AMBAC....  AAA/Aaa         5.25       7/1/13       1,500,000     1,541,250
  Metropolitan Government, Nashville & Davidson
     County Energy Production Facilities, Revenue
     Bond, AMBAC...................................  AAA/Aaa         5.20       7/1/05       1,000,000     1,061,250
  Metropolitan Government, Nashville & Davidson
     County, TN Health & Education Facilities Board
     Revenue,
     The Vanderbilt University, Series A...........  AA/Aa3          6.00       7/1/07         625,000       700,781
  Metropolitan Nashville Airport Improvement,
     Revenue Bond, FGIC............................  AAA/Aaa         5.00**     7/1/02       1,000,000     1,033,750
  Shelby County Health, Education & Housing
     Facilities Board, Hospital Revenue Bond,
     Methodist Health Systems, Inc., MBIA..........  AAA/Aaa         6.25       8/1/07       1,500,000     1,713,749
  Shelby County Health, Education & Housing
     Facilities Board, Hospital Revenue Bond,
     Methodist Health Systems, Callable 8/1/07 @
     102, MBIA.....................................  AAA/Aaa         5.25       8/1/14         750,000       761,250
  Shelby County Refunded, Series B, GO.............  AA+/Aa2         5.00***    8/1/03       1,000,000     1,041,250
  Tennessee State, Series B, GO,
     Prerefunded 6/1/01 @ 102......................  AA+/Aaa         6.50       6/1/03       1,115,000     1,216,744
  Tennessee State Reference, Series C, GO..........  AA+/Aaa         5.00       3/1/05       1,000,000     1,047,500
                                                                                                         -----------
                                                                                                          19,102,781
                                                                                                         -----------
Total Municipal Bonds (Cost $22,302,745)........................                                          22,604,031
                                                                                                         -----------

                                                                       Continued

                                                                             VALUE
                                                               SHARES      (NOTE 2)
                                                              ---------   -----------
REGULATED INVESTMENT COMPANIES -- 9.0%
  AIM Tax Free Money Market Fund............................  1,071,992     1,071,992
  Dreyfus Tax Free Money Market Fund........................    985,405       985,405
                                                                          -----------
Total Regulated Investment Companies (Cost $2,057,397)......                2,057,397
                                                                          -----------
TOTAL (COST $24,360,141) (A) -- 107.7%......................              $24,661,428
                                                                          ===========

---------------
Percentages indicated are based on net assets of $22,893,060.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation.............................  $309,338
        Unrealized depreciation.............................    (8,051)
                                                              --------
        Net unrealized depreciation.........................  $301,287
                                                              ========

  * Variable Rate Security. Rate represents rate in effect at December 31, 1997.

 ** When issued security.

*** Collateral for when issued security.

AMBAC = Insured by American Municipal Bond Assurance Corp.

FGIC = Insured by Financial Guaranty Insurance Corp.

GO = General Obligation

MBIA = Insured by Municipal Bond Insurance Assoc.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $24,360,141)....  $24,661,428
  Interest receivable.......................................      391,578
  Deferred organization costs...............................        1,767
  Prepaid expenses and other assets.........................          890
                                                              -----------
Total assets................................................   25,055,663
                                                              -----------

LIABILITIES
  Distributions payable.....................................       76,494
  Payable for investment securities purchased...............    2,053,065
  Accrued expenses:
     Administration fees....................................          788
     Accounting fees........................................        3,966
     Custodian fees.........................................        2,819
     Legal fees.............................................       11,935
     Audit fees.............................................        9,489
     Other..................................................        4,047
                                                              -----------
Total liabilities...........................................    2,162,603
                                                              -----------

NET ASSETS
  Investor Shares...........................................  $22,893,060
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
  Investor Shares...........................................    2,259,099
                                                              ===========
NET ASSET VALUE
  Investor Shares -- redemption price per share.............       $10.13
                                                                   ------
  Investor Shares -- maximum sales charge...................         3.00%
                                                                   ------
  Investor Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge)
     of net asset adjusted to nearest cent).................       $10.44
                                                                   ======

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     2,259
  Additional paid-in capital................................   22,584,308
  Net unrealized appreciation from investments..............      301,287*
  Accumulated net realized gains from investment
     transactions...........................................        5,206
                                                              -----------
Net Assets, December 31, 1997...............................  $22,893,060
                                                              ===========

---------------
* Represents sum of current period's unrealized appreciation plus common trust fund appreciation. See Note 7.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1997 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................              $800,918
Dividends...................................................                34,832
                                                                          --------
Total Investment Income.....................................               835,750
Expenses
  Advisory fees.............................................  $  93,669
  Administration fees.......................................     28,101
  Distribution fees.........................................     46,847
  Custodian fees............................................     10,226
  Accounting fees...........................................     43,086
  Transfer agent fees and expenses..........................     18,871
  Legal fees................................................     16,836
  Audit fees................................................     15,523
  Reports to shareholders...................................      5,259
  Amortization of organization expenses.....................      1,824
  Directors' fees...........................................        912
  Insurance expense.........................................        795
  Registration fees.........................................      3,836
  Other expenses............................................        257
                                                              ---------
     Total expenses before fee waivers......................    286,042
     Less: Fee waivers......................................   (102,123)
                                                              ---------
     Total expenses.........................................               183,919
                                                                          --------
Net Investment Income.......................................               651,831
                                                                          --------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                 5,206
  Net change in unrealized appreciation (depreciation) on
     investments............................................               174,157
                                                                          --------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................               179,363
                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $831,194
                                                                          ========

---------------

(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  PERIOD ENDED
                                                              DECEMBER 31, 1997 (a)
                                                              ---------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................       $   651,831
  Net realized gains (losses) on investment transactions....             5,206
  Net change in unrealized appreciation (depreciation) on
     investments............................................           174,157
                                                                   -----------
  Net increase in net assets resulting from operations......           831,194
                                                                   -----------

Distributions to Shareholders
  From net investment income................................          (651,831)
                                                                   -----------
Total distributions to shareholders.........................          (651,831)
                                                                   -----------

Capital Share Transactions
  Proceeds from shares issued...............................        28,464,155
  Dividends reinvested......................................                 6
  Cost of shares redeemed...................................        (5,750,464)
                                                                   -----------
  Net increase in net assets from capital share
     transactions...........................................        22,713,697
                                                                   -----------

Total increase (decrease) in Net Assets.....................        22,893,060

NET ASSETS
  Beginning of period.......................................                --
                                                                   -----------
  End of period.............................................       $22,893,060
                                                                   ===========

SHARE TRANSACTIONS
  Issued....................................................         2,833,470
  Reinvested................................................                 1
  Redeemed..................................................          (574,372)
                                                                   -----------
  Change in shares..........................................         2,259,099
                                                                   ===========

---------------

(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising eleven portfolios. The accompanying financial statements and notes relate to the AmeriStar Prime Money Market Portfolio, the AmeriStar U.S. Treasury Money Market Portfolio, the AmeriStar Capital Growth Portfolio, the AmeriStar Dividend Growth Portfolio, the AmeriStar Core Income Portfolio, the AmeriStar Limited Duration Income Portfolio, the AmeriStar Limited Duration U.S. Government Portfolio, the AmeriStar Tennessee Tax Exempt Bond Portfolio and the AmeriStar Limited Duration Tennessee Tax Free Portfolio (together, the "Portfolios").

     The Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio both seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Prime Money Market Portfolio invests in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Treasury Money Market Portfolio invests only in U.S. Treasury securities and in other securities guaranteed as the principal and interest by the U.S. Government. The Capital Growth Portfolio seeks to provide investors with capital growth by investing primarily in the equity securities of domestic issuers. The Dividend Growth Portfolio seeks to provide investors with current income and capital appreciation. This Portfolio will invest primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential. The Core Income Portfolio seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Core Income Portfolio will invest in a portfolio of securities, except when maintaining a temporary defensive position, that has an effective duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index. The Limited Duration Income Portfolio seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Limited Duration Income Portfolio will invest in a portfolio of securities that has a duration of less than four years. The Limited Duration U.S. Government Portfolio seeks to provide investors with high current income without assuming undue risk. This Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index. The Tennessee Tax Exempt Bond Portfolio seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in investment grade Tennessee Municipal Obligations without regard to maturity. The Limited Duration Tennessee Tax Free Portfolio seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in a portfolio of investment grade Tennessee Municipal Obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

     At December 31, 1997, the Portfolios were authorized to issue two classes of shares as follows: Investor Shares and Trust Shares. See Note 10 below. Investor Shares and Trust Shares are substantially the same, except that Investor Shares bear the fees that are payable under the plans adopted by the Fund's Board of Directors. Under the shareholder services plan (the "Shareholder Services Plan") for the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio (the "Money Market Portfolios"), fees are payable at an annual rate of 0.25% of each Money Market Portfolio's average daily net assets represented by Investor Shares. Under the plan adopted pursuant to Rule 12b-1 under the Act (the "Distribution Plan"), the Capital Growth Portfolio, Dividend Growth Portfolio, Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio (the "Variable Net Asset Value Portfolios") pay fees at an annual rate of 0.25% of each Variable Net Asset Value Portfolio's average daily net assets represented by Investor Shares. As of December 31, 1997, both the Limited Duration U.S. Government Portfolio and the Limited Duration Tennessee Tax Free Portfolio offered only Investor Shares.

     At December 31, 1997, there were 2.0 billion shares of the Money Market Portfolios' $0.001 par value common stock authorized, of which each Portfolio's shares are classified into Investor Shares (500 million shares authorized per Portfolio) and Trust Shares (500 million shares authorized per Portfolio). There were 3.5 billion shares of the Variable Net Asset Value

                                   Continued

--------------------------------------------------------------------------------

Portfolios' $0.001 par value common stock authorized, of which each Portfolio's shares are classified into Investor Shares (250 million shares authorized per Portfolio) and Trust Shares (250 million shares authorized per Portfolio).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A)  Security Valuation:

     The Money Market Portfolios' securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the Money Market Portfolios may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

     The Variable Net Asset Value Portfolios' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Unit investment trusts are valued at the published unit value per share. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and there after assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B)  Security Transactions and Investment Income:

     Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)  Repurchase Agreements:

     The Portfolios' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D)  Expenses:

     The Portfolios incurred certain costs in connection with their organization. These costs were deferred and are being amortized on a straight-line basis over five years from their commencement of operations. The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Direct expenses of a Portfolio are charged to that Portfolio while general Fund expenses are allocated among the Fund's respective portfolios based on the relative net assets of each Portfolio.

     At December 31, 1997, deferred organization costs were $16,788, $17,904 $7,413, $4,384, $15,804, $1,586, $15,712 and $1,767 for the Prime Money Market
Portfolio, U.S. Treasury Money Market Portfolio, Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio, respectively.

                                   Continued

--------------------------------------------------------------------------------

E)  Federal Income Taxes:

     For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that they distribute substantially all of their income to shareholders. Therefore, no federal income tax provision is required.

     For federal income tax purposes, the following Portfolios have capital loss carryovers as of December 31, 1997, which are available to offset future capital gains, if any, on securities transactions to the extent provided for in the
Code:

                                                               AMOUNT    EXPIRES
                                                              --------   -------
Prime Money Market Portfolio................................  $    889    2002
Prime Money Market Portfolio................................       149    2004
Prime Money Market Portfolio................................         9    2005
Core Income Portfolio.......................................    16,266    2004
Tennessee Tax Exempt Portfolio..............................    82,323    2002
Tennessee Tax Exempt Portfolio..............................   578,180    2004

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ending December 31, 1998. Prime Money Market Portfolio, Core Income Portfolio and Limited Duration U.S. Government Portfolio deferred such losses of $751, $21,821 and $1,547, respectively.

F)  Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly for the Prime Money Market Portfolio, U.S. Treasury Money Market Portfolio, Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and the Limited Duration Tennessee Tax Free Portfolio. Dividends are declared and paid quarterly for the Capital Growth Portfolio. Dividends are declared and paid monthly for the Dividend Growth Portfolio. For all Portfolios, distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions have been reclassified to paid-in-capital. These differences are primarily due to deferrals of certain losses and expiring capital loss carryovers.

G)  Other:

     Each Portfolio maintains a cash balance with its custodian and receives a reduction of its custody fees for the amounts of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended December 31, 1997, there were no reductions in custodian fees and expenses paid by third parties.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     First American National Bank ("First American") serves as the Portfolios' investment adviser. At December 31, 1997, Barnett Capital Advisors, Inc. ("Barnett") serves as the sub-investment adviser with respect to the Prime Money Market Portfolio. See Note 10 below. BISYS Fund Services Limited Partnership ("BISYS") serves as the Portfolios' administrator and distributor of the Portfolios' shares. BISYS is a subsidiary of The BISYS Group, Inc.

     As investment adviser, First American manages the investments of each Portfolio, supervises the sub-investment adviser with respect to the Prime Money Market Portfolio and is responsible for all purchases and sales of each Portfolio's investment securities.

     As sub-investment adviser, Barnett provides the day-to-day management of the Prime Money Market Portfolio's investments. For its services, the Prime Money Market Portfolio has agreed to pay Barnett a fee at an annual rate of 0.15% of the Prime Money Market Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.

     As administrator, BISYS assists in supervising the operations of the Portfolios. For its services, BISYS is entitled to receive a fee at the annual rate of 0.10% of the average daily net assets of each Money Market Portfolio and 0.15% of the average daily net assets of each Variable Net Asset Value Portfolio.

                                   Continued

--------------------------------------------------------------------------------

     Pursuant to the Shareholder Services Plan, the Money Market Portfolios pay BISYS for the provision of certain services to the holders of Investor Shares at an annual rate of 0.25% of the average daily net assets of the Money Market Portfolios' Investor Shares. The services provided may include personal services relating to shareholder accounts and services related to the maintenance of such shareholder accounts. BISYS may pay financial institutions, including the investment adviser, broker/dealers and other institutions in respect of these services.

     Pursuant to the Distribution Plan, each Variable Net Asset Value Portfolio pays BISYS for advertising, marketing and distributing such Portfolios' Investor Shares at an annual rate of 0.25% of the average daily net assets of such Investor Shares. BISYS may pay financial institutions, broker/dealers and other institutions, in respect of these services. For the year ended December 31, 1997, BISYS realized $28,514 from commissions on sales of Investor Shares of which $28,434 was allowed to affiliated broker/dealers of the Funds.

     Pursuant to the Fund Accounting Agreement, BISYS is entitled to receive a fee at the annual rate of 0.03% of the daily net assets of each Portfolio, provided, however, that such fee shall be subject to a minimum annual fee amount of $48,000 per Portfolio. Also, Portfolios having two or more classes of shares each having different net asset values or paying different daily dividends are subject to an additional annual fee of $10,000 per additional class per Portfolio.

     Information regarding these transactions for the year ended December 31, 1997 is as follows:

                                                      INVESTMENT ADVISORY FEES
                                                   -------------------------------
                                                    ANNUAL FEE AS A
                                                     PERCENTAGE OF        FEES        ADMINISTRATION     12b-1 FEES
                                                   AVERAGE DAILY NET   VOLUNTARILY   FEES VOLUNTARILY   VOLUNTARILY    ACCOUNTING
                                                        ASSETS           WAIVED           WAIVED           WAIVED        FEES*
                                                   -----------------   -----------   ----------------   ------------   ----------
Prime Money Market Portfolio.....................        0.25%          $     --         $    --          $     --      $58,258
U.S. Treasury Money Market Portfolio.............        0.25%                --              --                --       63,416
Capital Growth Portfolio.........................        0.65%           141,465              --           214,887       54,748
Dividend Growth Portfolio........................        0.65%            65,601              --            88,242       40,149
Core Income Portfolio............................        0.50%            55,665              --           120,300       51,469
Limited Duration Income Portfolio................        0.50%            72,002              --           192,875       47,343
Limited Duration U.S. Government Portfolio.......        0.50%            41,559          17,844            40,554       40,159
Tennessee Tax Exempt Bond Portfolio..............        0.50%            78,469              --           189,623       41,449
Limited Duration Tennessee Tax Free Portfolio....        0.50%            34,669          20,607            46,847       40,140

---------------

* Accounting fees do not include out-of-pocket expenses.

     Certain officers and Directors of the Fund are "affiliated persons" (as defined in the Act) of BISYS. Each "non-affiliated" Director receives an annual fee of $12,000 and a meeting fee of $1,500 per meeting for services relating to all the Portfolios constituting the Fund.

NOTE 4 -- SECURITIES TRANSACTIONS

     For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                                                               PURCHASES        SALES
                                                              ------------   ------------
Capital Growth Portfolio....................................  $168,037,290   $124,757,203
Dividend Growth Portfolio (a)...............................  $ 89,153,783   $ 48,291,070
Core Income Portfolio.......................................  $ 65,642,639   $ 33,959,785
Limited Duration Income Portfolio...........................  $ 42,224,609   $ 45,317,533
Limited Duration U.S. Government Portfolio (a)..............  $ 27,300,694   $  9,298,281
Tennessee Tax Exempt Bond Portfolio.........................  $252,538,427   $241,195,208
Limited Duration Tennessee Tax Free Portfolio (a)...........  $ 59,862,930   $ 37,401,431

---------------
(a) For the period from February 28, 1997(commencement of operations) through December 31, 1997.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

     The Prime Money Market Portfolio invests substantially all of its assets in a diversified portfolio of high quality U.S. dollar denominated money market instruments as disclosed in the Portfolio of Investments by security type. The issuers' abilities to meet their obligations may be affected by domestic and foreign economic, regional and political developments.

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of

                                   Continued

--------------------------------------------------------------------------------

Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio had the following concentrations by sector at December 31, 1997 (as a percentage of total investments):

                                                                               LIMITED DURATION
                                                                TENNESSEE         TENNESSEE
                                                                TAX EXEMPT         TAX FREE
                                                              BOND PORTFOLIO      PORTFOLIO
                                                              --------------   ----------------
General Obligations.........................................        48.7%             42.3%
Utilities...................................................        17.0%             24.6%
Health & Medical............................................        15.5%             14.5%
Educational.................................................        11.1%              2.9%
Transportation..............................................         4.1%              4.2%
Housing.....................................................         1.1%              3.2%
Others......................................................         1.6%               --
Cash and Cash
  Equivalents...............................................         0.9%              8.3%
                                                                  ------            ------
                                                                   100.0%            100.0%
                                                                  ======            ======

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

Transactions in shares in the multi-class Portfolios are summarized below:

                                                                                 U.S.
                                                                 PRIME         TREASURY
                                                                 MONEY          MONEY
                                                                 MARKET         MARKET
                                                               PORTFOLIO      PORTFOLIO
                                                              ------------   ------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1997           1997
                                                              ------------   ------------
INVESTOR SHARES
  Shares issued.............................................  203,448,543     261,551,242
  Dividends reinvested......................................      357,816         107,555
  Shares redeemed...........................................  (170,480,515)  (262,902,182)
                                                              ------------   ------------
                                                               33,325,844      (1,243,385)
                                                              ============   ============
TRUST SHARES
  Shares issued.............................................  143,744,469     208,119,313
  Dividends reinvested......................................            1              --
  Shares redeemed...........................................  (165,455,650)  (203,642,569)
                                                              ------------   ------------
                                                              (21,711,180)      4,476,744
                                                              ============   ============
Net increase/(decrease).....................................   11,614,664       3,233,359
                                                              ============   ============

                                                                                                 DIVIDEND GROWTH
                                                                CAPITAL GROWTH PORTFOLIO            PORTFOLIO
                                                              ----------------------------   ------------------------
                                                                   FOR THE YEAR ENDED          FOR THE PERIOD ENDED
                                                                   DECEMBER 31, 1997          December 31, 1997 (b)
                                                              ----------------------------   ------------------------
                                                                 AMOUNT          SHARES        AMOUNT        SHARES
                                                              -------------   ------------   -----------   ----------
INVESTOR SHARES
  Shares issued.............................................  $ 101,329,579      6,860,600   $71,071,654    5,889,075
  Dividends reinvested......................................        250,838         19,516        58,646        5,646
  Shares redeemed...........................................   (179,442,673)   (11,141,321)  (80,669,327)  (5,857,248)
                                                              -------------   ------------   -----------   ----------
                                                              $ (77,862,256)    (4,261,205)  $(9,539,027)      37,473
                                                              =============   ============   ===========   ==========
TRUST SHARES (A)
  Shares issued.............................................  $ 147,332,294     10,167,911   $66,268,900    5,657,103
  Dividends reinvested......................................     19,050,221      1,504,756    10,029,575      983,212
  Shares redeemed...........................................     (6,416,169)      (500,054)     (952,168)     (85,923)
                                                              -------------   ------------   -----------   ----------
                                                              $ 159,966,346     11,172,613   $75,346,307    6,554,392
                                                              =============   ============   ===========   ==========
Net increase/(decrease).....................................  $  82,104,090      6,911,408   $65,807,280    6,591,865
                                                              =============   ============   ===========   ==========

                                   Continued

--------------------------------------------------------------------------------

                                                                                                      LIMITED DURATION INCOME
                                                                   CORE INCOME PORTFOLIO                     PORTFOLIO
                                                              -------------------------------      -----------------------------
                                                                    FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                     DECEMBER 31, 1997                   DECEMBER 31, 1997
                                                              -------------------------------      -----------------------------
                                                                 AMOUNT             SHARES            AMOUNT           SHARES
                                                              -------------      ------------      ------------      -----------
INVESTOR SHARES
  Shares issued.............................................  $  43,676,646         4,394,727      $ 18,061,691        1,811,625
  Dividends reinvested......................................      1,100,106           110,432         2,425,448          244,124
  Shares redeemed...........................................    (84,785,631)       (8,376,453)     (113,120,158)     (11,327,489)
                                                              -------------      ------------      ------------      -----------
                                                              $ (40,008,879)       (3,871,294)     $(92,633,019)      (9,271,740)
                                                              =============      ============      ============      ===========
TRUST SHARES (a)
  Shares issued.............................................  $  74,176,796         7,300,711      $ 97,264,930        9,730,880
  Dividends reinvested......................................        229,138            22,454           377,078           37,731
  Shares redeemed...........................................     (3,038,585)         (296,935)      (12,647,715)      (1,266,172)
                                                              -------------      ------------      ------------      -----------
                                                              $  71,367,349         7,026,230      $ 84,994,293        8,502,439
                                                              =============      ============      ============      ===========
  Net increase/(decrease)...................................  $  31,358,470         3,154,936      $ (7,638,726)        (769,301)
                                                              =============      ============      ============      ===========

---------------
(a) Trust Shares commenced operations on October 3, 1997
(b) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                                                                     TENNESSEE TAX
                                                                 EXEMPT BOND PORTFOLIO
                                                              ---------------------------
                                                                  FOR THE YEAR ENDED
                                                                   DECEMBER 31, 1997
                                                              ---------------------------
                                                                 AMOUNT         SHARES
                                                              -------------   -----------
INVESTOR SHARES
  Shares issued.............................................  $  23,465,567     2,362,712
  Dividends reinvested......................................        208,184        21,009
  Shares redeemed...........................................   (111,627,908)  (11,118,420)
                                                              -------------   -----------
                                                              $ (87,954,157)   (8,734,699)
                                                              =============   ===========
TRUST SHARES (a)
  Shares issued.............................................  $ 103,242,548    10,272,191
  Dividends reinvested......................................         24,834         2,474
  Shares redeemed...........................................     (3,792,891)     (376,678)
                                                              -------------   -----------
                                                              $  99,474,491     9,897,987
                                                              =============   ===========
  Net increase/(decrease)...................................  $  11,520,334     1,163,288
                                                              =============   ===========

---------------
(a) Trust Shares commenced operations on October 3, 1997.

NOTE 7 -- COMMON TRUST CONVERSION

     On March 3, 1997, the Capital Growth Portfolio, Dividend Growth Portfolio, Core Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio issued shares to acquire all of the assets and liabilities of certain common trust funds of First American National Bank. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation (depreciation) as of the conversion date (amounts in thousands, except per share amounts):

                                                                                 NET ASSET      UNREALIZED
                                                                         NET       VALUE       APPRECIATION
                                                              SHARES   ASSETS    PER SHARE    (DEPRECIATION)
                                                              ------   ------    ---------    --------------
Capital Growth Portfolio....................................  6,276    $73,749     $11.75        $20,169
Dividend Growth Portfolio...................................  5,499     54,987      10.00         12,302
Core Income Portfolio.......................................  3,314     32,904       9.93           (327)
Limited Duration U.S. Government Portfolio..................  1,993     19,925      10.00             27
Tennessee Tax Exempt Bond Portfolio.........................  1,679     16,624       9.90             78
Limited Duration Tennessee Tax Free Portfolio...............  2,105     21,050      10.00            127

                                   Continued

--------------------------------------------------------------------------------

NOTE 8 -- ELIGIBLE DISTRIBUTIONS (UNAUDITED)

     The Fund designates the following eligible distributions for the dividends received deduction for corporations for the Fund's taxable year ended December 31, 1997.

Capital Growth Portfolio
  Investor Shares...........................................  $522,227
  Trust Shares..............................................  $399,118
Dividend Growth Portfolio
  Investor Shares...........................................  $560,629
  Trust Shares..............................................  $257,550

NOTE 9 -- EXEMPT-INTEREST INCOME DESIGNATION
       (UNAUDITED)

     The Fund designates the following exempt-interest dividends for the Fund's taxable year ended December 31, 1997.

Tennessee Tax Exempt Bond Portfolio
     Investor Shares........................................  $10,636,950
     Trust Shares...........................................  $ 3,521,929

Limited Duration Tennessee Tax Free Portfolio
     Investor Shares........................................  $   638,420

                                   Continued

--------------------------------------------------------------------------------

     The percentage break-down of the exempt-interest income by state for the Tennessee Tax Exempt Bond Portfolio and the Limited Duration Tennessee Tax Free for the taxable year ended December 31, 1997 were as follows:

                                                                                 LIMITED
                                                                                DURATION
                                                              TENNESSEE TAX   TENNESSEE TAX
                                                               EXEMPT BOND        FREE
                                                              -------------   -------------
Alabama.....................................................         --            0.20%
Alaska......................................................       0.77%             --
Arizona.....................................................       0.14%             --
Arkansas....................................................       1.00%             --
Connecticut.................................................       0.05%             --
Florida.....................................................       0.66%             --
Georgia.....................................................       3.39%           0.64%
Illinois....................................................       0.29%             --
Kentucky....................................................       3.52%             --
Maryland....................................................       0.33%             --
Massachusetts...............................................       0.31%             --
Michigan....................................................       0.76%             --
Minnesota...................................................       0.75%             --
Mississippi.................................................       0.38%             --
Missouri....................................................       0.07%             --
New Jersey..................................................       0.30%           2.14%
New York....................................................       0.27%           0.02%
North Carolina..............................................       0.90%             --
Oklahoma....................................................       0.44%             --
Oregon......................................................       0.18%             --
Pennsylvania................................................       0.47%             --
South Carolina..............................................       1.00%           0.05%
Tennessee...................................................      78.54%          96.95%
Texas.......................................................       2.25%             --
Utah........................................................       0.42%             --
Virginia....................................................       1.02%             --
Washington..................................................       0.54%             --
Wisconsin...................................................       1.25%             --
                                                                 ------          ------
                                                                 100.00%         100.00%
                                                                 ======          ======

NOTE 10--SUBSEQUENT EVENTS

Effective January 30, 1998, the sub-investment advisory agreement among the funds, First American and Barnett was terminated and First American assumed the day-to-day management of the Prime Money Market Portfolio's investments.

As of January 30, 1998, the Variable Net Asset Value Portfolios were authorized to issue an additional class of shares -- Class B Shares -- and the Portfolios' Investor Shares were redesignated Class A Shares. It is anticipated that the Prime Money Market Portfolio will by authorized to issue Class B Shares by March 1998. The U.S. Treasury Money Market Portfolio currently will not offer Class B Shares.

                                   Continued

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR ENDED           YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                             DECEMBER 31, 1997    DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                            -------------------   -----------------   -----------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD......        $  1.00              $  1.00             $  1.00             $  1.00
                                                  -------              -------             -------             -------
Income from investment operations:
  Net investment income...................          0.048                0.048               0.054               0.031
Less distributions:
  Net investment income...................         (0.048)              (0.048)             (0.054)             (0.031)
                                                  -------              -------             -------             -------
NET ASSET VALUE, END OF PERIOD............        $  1.00              $  1.00             $  1.00             $  1.00
                                                  -------              -------             -------             -------
Total Return..............................           4.90%                4.88%               5.51%               3.13%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).......        $56,163              $22,836             $63,919             $82,351
  Ratio of expenses to average net
     assets...............................           0.87%                0.68%               0.65%               0.63%(b)
  Ratio of net investment income to
     average net assets...................           4.82%                4.83%               5.37%               4.00%(b)
  Ratio of expenses to average net
     assets**.............................           0.87%(c)             0.86%               0.90%               0.93%(b)
  Ratio of net investment income to
     average net assets**.................           4.82%(c)             4.65%               5.12%               3.76%(b)

---------------
  * For the period March 29, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) There were no fee waivers or expense reimbursements for this fund during this period.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR ENDED         PERIOD ENDED
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  1997                1996*
                                                              ------------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $  1.00             $  1.00
                                                                 -------             -------
Income from investment operations:
  Net investment income.....................................       0.051               0.024
                                                                 -------             -------
Less distributions:
  Net investment income.....................................      (0.051)             (0.024)
                                                                 -------             -------
NET ASSET VALUE, END OF PERIOD..............................     $  1.00             $  1.00
                                                                 =======             =======
Total Return................................................        5.17%               2.46%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................     $26,389             $48,101
  Ratio of expenses to average net assets...................        0.62%               0.65%(b)
  Ratio of net investment income to average net assets......        5.05%               4.86%(b)
  Ratio of expenses to average net assets**.................        0.62%               0.65%(b)
  Ratio of net investment income to average net assets**....        5.05%               4.86%(b)

---------------
  * For the period from July 1, 1996 (commencement of operations) through December 31, 1996.

 ** There were no fee waivers or expense reimbursements for this fund.

 (a) Not annualized.

 (b) Annualized.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                            DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                            -----------------   -----------------   -----------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD......       $  1.00             $  1.00            $   1.00             $   1.00
                                                 -------             -------            --------             --------
Income from investment operations:
  Net investment income...................         0.047               0.047               0.053                0.030
                                                 -------             -------            --------             --------
Less distributions:
  Net investment income...................        (0.047)             (0.047)             (0.053)              (0.030)
                                                 -------             -------            --------             --------
NET ASSET VALUE, END OF PERIOD............       $  1.00             $  1.00            $   1.00             $   1.00
                                                 =======             =======            ========             ========
Total Return..............................          4.78%               4.78%               5.41%                3.01%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).......       $77,065             $78,308            $168,430             $139,715
  Ratio of expenses to average net
     assets...............................          0.75%               0.56%               0.50%                0.54%(b)
  Ratio of net investment income to
     average net assets...................          4.68%               4.72%               5.28%                4.02%(b)
  Ratio of expenses to average net
     assets**.............................          0.75%(c)            0.74%               0.75%                0.83%(b)
  Ratio of net investment income to
     average net assets**.................          4.68%(c)            4.54%               5.03%                3.73%(b)

---------------
 * For the period from March 29, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) There were no fee waivers or expense reimbursements for this fund during this period.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           PERIOD ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996*
                                                              -----------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $   1.00              $   1.00
                                                                  --------              --------
Income from investment operations:
  Net investment income.....................................         0.049                 0.024
                                                                  --------              --------
Less distributions:
  Net investment income.....................................        (0.049)               (0.024)
                                                                  --------              --------
NET ASSET VALUE, END OF PERIOD..............................      $   1.00              $   1.00
                                                                  ========              ========
Total Return................................................          5.05%                 2.43%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $114,175              $109,698
  Ratio of expenses to average net assets...................          0.50%                 0.52%(b)
  Ratio of net investment income to average net assets......          4.94%                 4.78%(b)
  Ratio of expenses to average net assets**.................          0.50%                 0.52%(b)
  Ratio of net investment income to average net assets**....          4.94%                 4.78%(b)

---------------
 * For the period from July 1, 1996 (commencement of operations) through December 31, 1996.

**  There were no fee waivers or expense reimbursements for this fund.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           PERIOD ENDED
                                                              DECEMBER 31, 1997    DECEMBER 31, 1996*
                                                              -----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 11.32               $ 10.00
                                                                   -------               -------
Income from investment operations:
  Net investment income.....................................          0.06                    --
  Net realized and unrealized gains on securities
     transactions...........................................          3.40                  1.32
                                                                   -------               -------
  Net income from investment operations.....................          3.46                  1.32
                                                                   -------               -------
Less distributions:
  Net investment income.....................................         (0.06)                   --
  Net realized gains........................................         (1.92)                   --
                                                                   -------               -------
Net change in net asset value...............................          1.48                  1.32
                                                                   -------               -------
NET ASSET VALUE, END OF PERIOD..............................       $ 12.80               $ 11.32
                                                                   =======               =======
Total Return (excluding sales charge).......................         30.79%                13.20%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $   858               $49,008
  Ratio of expenses to average net assets...................          0.93%                 1.20%(b)
  Ratio of net investment income to average net assets......          0.42%                (0.02)%(b)
  Ratio of expenses to average net assets**.................          1.18%                 1.39%(b)
  Ratio of net investment income to average net assets**....          0.17%                (0.21)%(b)
  Portfolio Turnover (c)....................................           116%                   69%
  Average Commission rate paid (d)..........................       $0.0800               $0.0838

---------------
  * For the period from April 1, 1996 (commencement of operations) through December 31, 1996.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $  14.51
                                                                   --------
Income from investment operations:
  Net investment income.....................................           0.02
  Net realized and unrealized gains (losses) on securities
     transactions...........................................           0.10
                                                                   --------
  Net income from investment operations.....................           0.12
                                                                   --------
Less distributions:
  Net investment income.....................................          (0.02)
  Net realized gains........................................          (1.92)
                                                                   --------
Net change in net asset value...............................          (1.82)
                                                                   --------
NET ASSET VALUE, END OF PERIOD..............................       $  12.69
                                                                   ========

Total Return (excluding sales charge).......................           0.88%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $141,761
  Ratio of expenses to average net assets...................           0.58%(b)
  Ratio of net investment income to average net assets......           0.80%(b)
  Ratio of expenses to average net assets**.................           0.99%(b)
  Ratio of net investment income to average net assets**....           0.39%(b)
  Portfolio Turnover (c)....................................            116%
  Average Commission rate paid (d)..........................       $ 0.0800

---------------
  * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.00
                                                                   -------
Income from investment operations:
  Net investment income.....................................          0.65
  Net realized and unrealized gains on securities
     transactions...........................................          1.71
                                                                   -------
  Net income from investment operations.....................          2.36
                                                                   -------
Less distributions:
  Net investment income.....................................         (0.19)
  Net realized gains........................................         (1.80)
                                                                   -------
Net change in net asset value...............................          0.37
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.37
                                                                   =======
Total Return (excluding sales charge).......................         24.20%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $   388
  Ratio of expenses to average net assets...................          1.06%(b)
  Ratio of net investment income to average net assets......          2.11%(b)
  Ratio of expenses to average net assets**.................          1.31%(b)
  Ratio of net investment income to average net assets**....          1.86%(b)
  Portfolio Turnover(c).....................................            86%
  Average commission rate paid(d)...........................       $0.0934

---------------
 * For period from February 28, 1997 (commencement of operations) through December 31, 1997.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 11.73
                                                                   -------
Income from investment operations:
  Net investment income.....................................          0.06
  Net realized and unrealized gains (losses) on securities
     transactions...........................................          0.44
                                                                   -------
  Net income from investment operations.....................          0.50
                                                                   -------
Less distributions:
  Net investment income.....................................         (0.06)
  Net realized gains........................................         (1.80)
                                                                   -------
Total distributions.........................................         (1.86)
                                                                   -------
Net change in net asset value...............................         (1.36)
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.37
                                                                   =======

Total Return (excluding sales charge).......................          4.62%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $67,949
  Ratio of expenses to average net assets...................          0.68%(b)
  Ratio of net investment income to average net assets......          2.15%(b)
  Ratio of expenses to average net assets**.................          1.09%(b)
  Ratio of net investment income to average net assets**....          1.74%(b)
  Portfolio Turnover (c)....................................            86%
  Average commission rate paid (d)..........................       $0.0934

---------------
 * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME MARKET PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED          PERIOD ENDED
                                                              DECEMBER 31, 1997   DECEMBER 31, 1996*
                                                              -----------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.00             $ 10.00
                                                                   -------             -------
Income from investment operations:
  Net investment income.....................................          0.58                0.40
  Net realized and unrealized gains on securities
     transactions...........................................          0.26                  --
                                                                   -------             -------
  Net income from investment operations.....................          0.84                0.40
                                                                   -------             -------
Less distributions:
  Net investment income.....................................         (0.59)              (0.40)
                                                                   -------             -------
Net change in net asset value...............................          0.25                0.00
                                                                   -------             -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.25             $ 10.00
                                                                   =======             =======
Total Return (excluding sales charge).......................          8.66%               4.12%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $    95             $38,815
  Ratio of expenses to average net assets...................          0.87%               1.13%(b)
  Ratio of net investment income to average net assets......          5.74%               5.37%(b)
  Ratio of expenses to average net assets**.................          1.12%               1.32%(b)
  Ratio of net investment income to average net assets**....          5.49%               5.18%(b)
  Portfolio Turnover (c)....................................            56%                 65%

---------------
 * For the period from April 1, 1996 (commencement of operations) through December 31, 1996.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.16
                                                                   -------
Income from investment operations:
  Net investment income.....................................          0.16
  Net realized and unrealized gains (losses) on securities
     transactions...........................................          0.09
                                                                   -------
  Net income from investment operations.....................          0.25
                                                                   -------
Less distributions:
  Net investment income.....................................         (0.16)
                                                                   -------
Net change in net asset value...............................          0.09
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.25
                                                                   =======
Total Return (excluding sales charge).......................          2.45%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $71,991
  Ratio of expenses to average net assets...................          0.60%(b)
  Ratio of net investment income to average net assets......          6.28%(b)
  Ratio of expenses to average net assets**.................          0.92%(b)
  Ratio of net investment income to average net assets**....          5.96%(b)
  Portfolio Turnover (c)....................................            56%

---------------
 * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                              DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                              -----------------   -----------------   -----------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........       $  9.96             $ 10.13            $   9.66             $ 10.00
                                                   -------             -------            --------             -------

Income from investment operations:
  Net investment income.....................          0.59                0.58                0.59                0.38
  Net realized and unrealized gains (losses)
     on securities transactions.............          0.04               (0.16)               0.47               (0.34)
                                                   -------             -------            --------             -------
  Net income from investment operations.....          0.63                0.42                1.06                0.04
                                                   -------             -------            --------             -------
Less distributions:
  Net investment income.....................         (0.59)              (0.58)              (0.59)              (0.38)
  Net realized gains........................         (0.01)              (0.01)                 --                  --
                                                   -------             -------            --------             -------
Net change in net asset value...............          0.03               (0.17)               0.47               (0.34)
                                                   -------             -------            --------             -------
NET ASSET VALUE, END OF PERIOD..............       $  9.99             $  9.96            $  10.13             $  9.66
                                                   =======             =======            ========             =======

Total Return (excluding sales charge).......          6.47%               4.28%              11.20%               0.42%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........       $ 5,894             $98,197            $103,382             $93,189
  Ratio of expenses to average net assets...          0.83%               0.83%               0.87%               0.83%(b)
  Ratio of net investment income to average
     net assets.............................          5.92%               5.84%               5.89%               5.27%(b)
  Ratio of expenses to average net
     assets**...............................          1.09%               1.08%               1.12%               1.28%(b)
  Ratio of net investment income to average
     net assets**...........................          5.66%               5.59%               5.64%               4.82%(b)
  Portfolio Turnover (c)....................            45%                 51%                 28%                  6%

---------------
 * For the period from March 28, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.00
                                                                   -------
Income from investment operations:
  Net investment income.....................................          0.15
  Net realized and unrealized gains (losses) on securities
     transactions...........................................         (0.01)
                                                                   -------
  Net income from investment operations.....................          0.14
                                                                   -------
Less distributions:
  Net investment income.....................................         (0.15)
  Net realized gains........................................         (0.01)
                                                                   -------
Net change in net asset value...............................         (0.02)
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $  9.98
                                                                   =======

Total Return (excluding sales charge).......................          1.36%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $84,886
  Ratio of expenses to average net assets...................          0.56%(b)
  Ratio of net investment income to average net assets......          6.08%(b)
  Ratio of expenses to average net assets**.................          0.87%(b)
  Ratio of net investment income to average net assets**....          5.77%(b)
  Portfolio Turnover (c)....................................            45%

---------------
  * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.00
                                                                   -------
Income from investment operations:
  Net investment income.....................................          0.42
  Net realized and unrealized gains on securities
     transactions...........................................          0.12
                                                                   -------
  Net income from investment operations.....................          0.54
                                                                   -------
Less distributions:
  Net investment income.....................................         (0.42)
                                                                   -------
Net change in net asset value...............................          0.12
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.12
                                                                   =======
Total Return (excluding sales charge).......................          5.54%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $20,103
  Ratio of expenses to average net assets...................          1.00%(b)
  Ratio of net investment income to average net assets......          5.34%(b)
  Ratio of expenses to average net assets**.................          1.62%(b)
  Ratio of net investment income to average net assets**....          4.72%(b)
  Portfolio Turnover........................................            52%

---------------
  * For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                       DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                       -----------------   -----------------   -----------------   ------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................       $  9.90             $ 10.19             $  9.40             $ 10.00
                                            -------             -------             -------             -------
Income from investment operations:
  Net investment income..............          0.44                0.42                0.45                0.34
  Net realized and unrealized gains
     (losses) on securities
     transactions....................          0.25               (0.29)               0.79               (0.60)
                                            -------             -------             -------             -------
  Net income (loss) from investment
     operations......................          0.69                0.13                1.24               (0.26)
                                            -------             -------             -------             -------
Less distributions:
  Net investment income..............         (0.41)              (0.42)              (0.45)              (0.34)
                                            -------             -------             -------             -------
Net change in net asset value........          0.28               (0.29)               0.79               (0.60)
                                            -------             -------             -------             -------
NET ASSET VALUE, END OF PERIOD.......       $ 10.18             $  9.90             $ 10.19             $  9.40
                                            =======             =======             =======             =======

Total Return (excluding sales
  charge)............................          7.13%               1.39%              13.40%              (2.63)%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000's).........................       $ 1,669             $88,084             $94,143             $86,127
  Ratio of expenses to average net
     assets..........................          0.84%               0.86%               0.87%               0.82%(b)
  Ratio of net investment income to
     average net assets..............          4.13%               4.29%               4.52%               4.61%(b)
  Ratio of expenses to average net
     assets**........................          1.09%               1.11%               1.12%               1.18%(b)
  Ratio of net investment income to
     average net assets**............          3.88%               4.04%               4.27%               4.25%(b)
  Portfolio Turnover (c).............           253%                219%                188%               0.41%

---------------
  * For the period from March 28, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $  10.05
Income from investment operations:..........................             --
  Net investment income.....................................           0.10
  Net realized and unrealized gains (losses) on securities
     transactions...........................................           0.13
                                                                   --------
  Net income from investment operations.....................           0.23
                                                                   --------
Less distributions:
  Net investment income.....................................          (0.10)
                                                                   --------
Net change in net asset value...............................           0.13
                                                                   --------
NET ASSET VALUE, END OF PERIOD..............................       $  10.18
                                                                   ========
Total Return (excluding sales charge).......................           2.35%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $100,742
  Ratio of expenses to average net assets...................           0.56%(b)
  Ratio of net investment income to average net assets......           4.22%(b)
  Ratio of expenses to average net assets**.................           0.87%(b)
  Ratio of net investment income to average net assets**....           3.91%(b)
  Portfolio Turnover (c)....................................            253%

---------------
  * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Not annualized.

 (b) Annualized.

 (c) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1997*
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.00
                                                                   -------
Income from investment operations:
  Net investment income.....................................          0.29
  Net realized and unrealized gains on securities
     transactions...........................................          0.13
                                                                   -------
  Net income from investment operations.....................          0.42
                                                                   -------
Less distributions:
  Net investment income.....................................         (0.29)
                                                                   -------
Net change in net asset value...............................          0.13
                                                                   -------
NET ASSET VALUE, END OF PERIOD..............................       $ 10.13
                                                                   =======

Total Return (excluding sales charge).......................          4.26%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $22,893
  Ratio of expenses to average net assets...................          0.98%(b)
  Ratio of net investment income to average net assets......          3.48%(b)
  Ratio of expenses to average net assets**.................          1.52%(b)
  Ratio of net investment income to average net assets**....          2.94%(b)
  Portfolio Turnover........................................           179%

---------------

  * For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The Infinity Mutual Funds, Inc.--
The AmeriStar Mutual Funds:

We have audited the accompanying statements of assets and liabilities of The Infinity Mutual Funds, Inc. -- The AmeriStar Mutual Funds (AmeriStar Money Market Portfolio, AmeriStar U.S. Treasury Money Market Portfolio, AmeriStar Capital Growth Portfolio, AmeriStar Dividend Growth Portfolio, AmeriStar Limited Duration U.S. Government Portfolio, AmeriStar Limited Duration Income Portfolio, AmeriStar Limited Duration Tennessee Tax Free Portfolio, AmeriStar Core Income Portfolio, and AmeriStar Tennessee Tax Exempt Bond Portfolio) including the schedules of portfolio investments, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Infinity Mutual Funds, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising The Infinity Mutual Funds, Inc. at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Columbus, Ohio
February 20, 1998

                         THE INFINITY MUTUAL FUNDS, INC.


                             AMERISTAR MUTUAL FUNDS
                    3435 Stelzer Road * Columbus, Ohio 43219

                               INVESTMENT ADVISER
                          First American National Bank
                 315 Deaderick Street * Nashville, TN 37237-0401

                                 ADMINISTRATOR
                     BISYS Fund Services Limited Partnership
                      3435 Stelzer Road * Columbus, OH 43219

                                   DISTRIBUTOR
                     BISYS Fund Services Limited Partnership
                      3435 Stelzer Road * Columbus, OH 43219

                                    CUSTODIAN
                              The Bank of New York
                    90 Washington Street * New York, NY 10286

                   TRANSFER AGENT & DIVIDEND DISBURSING AGENT
                               BISYS Fund Services
                      3435 Stelzer Road * Columbus, OH 43219


                    BISYS Fund Services Limited Partnership
                    is the Portfolios' distributor and is
                    unaffiliated with First American
                    National Bank, the Portfolios' adviser.

                    Investments in the Portfolios are
                    neither guaranteed by nor obligations of First American National Bank or any other bank and are not insured by the FDIC or any other government agency. Investments in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

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                           FOR A BRIGHTER FUTURE. (SM)







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